[FRONT COVER]

                        VANGUARD(R) PENNSYLVANIA
                           TAX-EXEMPT FUNDS

ANNUAL REPORT

NOVEMBER 30, 2002



                                                         Vanguard(R)Pennsylvania
                                                                Tax-Exempt Money
                                                                     Market Fund

                                                           Vanguard Pennsylvania
                                                                       Long-Term
                                                                 Tax-Exempt Fund

                                                           THE VANGUARD GROUP(R)

EARNING YOUR TRUST EVERY DAY
The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


John J. Brennan

Chairman and Chief Executive Officer

================================================================================
SUMMARY
* During the 2002 fiscal year, the Vanguard Pennsylvania Tax-Exempt Funds earned solid total returns that topped those of their average peers.
* Yields of municipal bonds declined less than those of U.S. Treasury securities during the period, with munis providing higher after-tax yields than Treasuries at the fiscal year-end.
* With the bear market in stocks well into its third year, bonds continued to provide a safe haven for investors.

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CONTENTS
   1 Letter from the Chairman
   6 Report from the Adviser
   9 Fund Profiles
  11 Glossary of Investment Terms
  12 Performance Summaries
  14 Results of Proxy Voting
  15 Financial Statements
================================================================================

Letter from the Chairman

Fellow Shareholder,

The fiscal year ended November 30, 2002, was a period of economic uncertainty, continued disappointment in the stock market, and falling interest rates. In this environment, bonds provided solid returns. The Investor and Admiral(TM) Shares of Vanguard(R) Pennsylvania Long-Term Tax-Exempt Fund each earned a total return of 6.5% in the period, which was well above the result of the average competing fund and topped the return of the broad municipal bond market. Vanguard(R) Pennsylvania Tax-Exempt Money Market Fund also outperformed its average peer.

--------------------------------------------------------------------------------
2002 TOTAL RETURNS                                             FISCAL YEAR ENDED
                                                                     NOVEMBER 30
--------------------------------------------------------------------------------
VANGUARD PENNSYLVANIA TAX-EXEMPT
   MONEY MARKET FUNd                                                        1.3%
   (SEC 7-Day Annualized Yield: 1.10%)
Average Pennsylvania Tax-Exempt
   Money Market Fund*                                                       1.0
--------------------------------------------------------------------------------
VANGUARD PENNSYLVANIA
   LONG-TERM TAX-EXEMPT FUND
   Investor Shares                                                          6.5%
   Admiral Shares                                                           6.5
Average Pennsylvania Municipal Debt Fund*                                   5.0
Lehman 10 Year Municipal Bond Index                                         6.7
Lehman Municipal Bond Index                                                 6.3
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The table at left shows the total returns (capital change plus reinvested distributions) for the funds and their average peer mutual funds. For the Long-Term Tax-Exempt Fund, we also include the returns of two unmanaged measures of the municipal bond market: the Lehman Brothers Municipal Bond Index, a proxy for the overall market, and the Lehman 10 Year Municipal Bond Index, a good comparison for the fund.

     The Long-Term Tax-Exempt Fund had a capital return of 1.5% during the fiscal year; a 5.0% income return provided the rest of the fund's total return. The Tax-Exempt Money Market Fund's net asset value remained at $1 per share, as was expected but not guaranteed. The components of the funds' total returns are presented in the table on page 5.

     Reflecting the fall in interest rates, the funds' yields were lower at fiscal year-end than at the start of the period. The yield of the Long-Term Tax-Exempt Fund's Investor Shares fell 37 basis points (0.37 percentage point) to 3.72%, while the yield of its Admiral Shares, a lower-cost share class for large or longstanding accounts, stood at 3.83% at the fiscal year-end. The yield of the Tax-Exempt Money Market Fund fell 57 basis points to 1.10%.

     For Pennsylvania residents, income from our funds is exempt from federal and state income taxes, though it may be subject to local taxes and the alternative

================================================================================
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED NOVEMBER 30, 2002
--------------------------------------------------------------------------------
                                                 ONE          THREE         FIVE
                                                YEAR          YEARS        YEARS
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     7.3%           9.2%         7.3%
   (Broad taxable market)
Lehman Municipal Bond Index                     6.3            7.7          5.9
Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index                     1.8            4.0          4.4
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)               -16.1%         -10.8%         1.0%
Russell 2000 Index (Small-caps)               -10.6           -2.3          0.1
Wilshire 5000 Index (Entire market)           -14.7          -10.6          0.6
MSCI All Country World Index Free
   ex USA (International)                     -10.7          -12.9         -1.8
================================================================================
CPI
Consumer Price Index                            2.2%           2.5%         2.3%
--------------------------------------------------------------------------------

minimum tax. For taxpayers in the highest federal tax bracket (38.6%), the taxable equivalent yields at fiscal year-end were 6.06% for the Long-Term Tax-Exempt Fund's Investor Shares, 6.24% for the fund's Admiral Shares, and 1.79% for the Tax-Exempt Money Market Fund. Factoring in the tax advantage, the yields of our funds were higher than those of the equivalent Treasury investments for anyone in the 27.0% tax bracket or higher.

STOCKS TOOK A BUMPY FALL, THE ECONOMY STAGGERED FORWARD, AND BONDS THRIVED During the past fiscal year, stock prices declined in exceptionally volatile fashion. After a weak start, U.S. stocks plummeted during the summer, buffeted by declining corporate profits and a rash of scandals at high-profile companies. As the year ended, however, the broad market rebounded sharply. For the full 12 months, U.S. stocks, as represented by the Wilshire 5000 Total Market Index, returned -14.7%. Small stocks outpaced large stocks, and value stocks--those with low prices relative to measures such as earnings and book value--outperformed the stocks of higher-priced, faster-growing companies.

     The U.S. economy was a mix of ups and downs, but the trend was generally upward. Consumers spent freely, and the housing market was strong, fueling growth in the nation's economic output. But industry struggled. The manufacturing sector seemed unable to claw its way out of recession, and anemic business investment pinched profits in key technology industries.

     The Federal Reserve Board responded to the mixed economic signals with two cuts in short-term interest rates, totaling 75 basis points. At the end of November, the target federal funds rate stood at 1.25%, its lowest level in four decades. The cuts in short-term rates echoed throughout the fixed income market. The yield of the 10-year U.S. Treasury note tumbled from 4.75% on November 30, 2001, to 4.21% on November 30, 2002. When interest rates fall, bond prices rise, and for the year, the broad-based Lehman Aggregate Bond Index returned 7.3%. Government bonds did better than corporate bonds, as investors put a high premium on safety.

     Just as Treasury yields declined, so did yields of municipal bonds during the 12 months. The yield of a high-quality 30-year muni fell a slight 5 basis points to 5.01%, the yield of the 10-year muni declined 33 basis points to 3.87%, and the 3-year muni's yield dropped 72 basis points to 2.05%. However, the declines overall were not as steep as they were for Treasury securities, causing the yield gap between munis and Treasuries to shrink.

THE MUNICIPAL BOND TAX  ADVANTAGE

The shrinking yield gap caused a rare event: By the fiscal year-end, yields of munis and Treasuries were almost identical, at least at the two extremes of the maturity spectrum. This meant that some munis would provide a higher yield for an investor in any tax bracket after factoring in their tax advantage. (The adjacent table illustrates this advantage for the highest federal tax bracket.) It's unlikely that municipal yields will remain so attractive relative to Treasuries. Of course, it must be said that no other security approaches the credit quality of a Treasury.

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COMPARISON OF INCOME                                  FROM HYPOTHETICAL $100,000
                                                    INVESTMENTS: BASED ON YIELDS
                                                         AS OF NOVEMBER 30, 2002
                                                   -----------------------------
                                                        Short-Term     Long-Term
--------------------------------------------------------------------------------
Taxable gross income                                        $1,200       $ 5,000
Less taxes (38.6%)                                           (463)       (1,930)
                                                           ---------------------
Net after-tax income                                         $ 737        $3,070
--------------------------------------------------------------------------------
Tax-exempt income                                           $1,200       $ 5,000
--------------------------------------------------------------------------------
TAX-EXEMPT INCOME
ADVANTAGE                                                    $ 463        $1,930
--------------------------------------------------------------------------------
Percentage advantage                                           63%           63%
--------------------------------------------------------------------------------
This illustration assumes current yields (as of November 30, 2002) of 5.0% for 30-year U.S. Treasury bonds, 1.2% for U.S. Treasury bills, 5.0% for 30-year municipals, and 1.2% for 3-month municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 38.6%. Income from U.S. Treasuries is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.

     At other maturity levels, the gap between yields was more substantial. Nevertheless, as of November 30, anyone in a federal tax bracket of 27.0% or higher would have received greater after-tax income by investing in munis rather than Treasuries. For example, the 10-year muni's yield of 3.87% was equal to a taxable equivalent yield of 5.30% for an investor in the 27.0% tax bracket and 6.30% for one in the 38.6% bracket.

ADVISER'S SKILL AND FUND'S LOW COSTS LED TO SOLID SHOWING
The Long-Term Tax-Exempt Fund's 6.5% return for both of its share classes outpaced the result of the average peer by 1.5 percentage points in the fiscal year, while the 1.3% return of the Tax-Exempt Money Market Fund outpaced the return of its average peer by 0.3 percentage point. As usual, we can credit our strong performance to the skills of the fund's investment adviser, Vanguard's Fixed Income Group, and to our low costs.

     With yields so low, costs mattered even more in the period. For example, some money market funds, both taxable and tax-exempt, struggled to maintain a $1 share price because their expense ratios (annual operating expenses as a percentage of average net assets) were higher than their yields. The expense ratio of the Long-Term Tax-Exempt Fund's Investor Shares was 0.18% in fiscal 2002, less than one-sixth of the 1.15% average for its peer group. (The fund's Admiral Shares had an even lower expense ratio of 0.12%.) Similarly, the Tax-Exempt Money Market Fund's expense ratio of 0.17% was less than one-third of the 0.62% charged by its average peer.

     Even when yields are high, costs are a drag on performance. A high-cost fund needs to generate a higher gross return than a low-cost fund to get the same net return. And to get that higher gross return, a fixed income fund may have to take on greater credit risk or extend its average maturity, which magnifies the risk that rising interest rates will push the share price down.

     For more details on the municipal bond market and our funds' performance during the fiscal year, please see the Report from the Adviser that begins on page 6.

OUR ADVANTAGE HOLDS OVER THE LONG RUN
A one-year interval is a short period in which to judge a fund's performance. A ten-year period offers a much better assessment.

     The table below shows the annualized returns of our funds over the last decade compared with those of their average peers. It also shows the final value of a hypothetical $10,000 investment made in each at the start of the period. Over the ten years, the Long-Term Tax-Exempt Fund generated $1,546 more than its average peer, while the Tax-Exempt Money Market Fund returned $362 more than its typical competitor.

     One advantage of our low costs is that our funds can--and do--invest in higher-quality securities than many of their peers and still provide competitive returns. This quality difference has been rewarded in recent years, as higher-quality securities have fared better than their lower-rated counterparts. We believe this advantage will continue for the foreseeable future, especially as state and local governments deal with the lower tax revenues that have resulted from the economic slowdown. However, there will be periods when lower-quality securities outperform higher-rated credits. In such an environment, our funds may lag their average peers.

--------------------------------------------------------------------------------
TOTAL RETURNS                                  Ten Years Ended November 30, 2002
--------------------------------------------------------------------------------
                              AVERAGE ANNUAL         FINAL VALUE OF A $10,000
                               TOTAL RETURN             INITIAL INVESTMENT
--------------------------------------------------------------------------------
                                       AVERAGE                AVERAGE
PENNSYLVANIA              VANGUARD   COMPETING   VANGUARD   COMPETING   VANGUARD
TAX-EXEMPT FUND              FUND        FUND       FUND         FUND  ADVANTAGE
--------------------------------------------------------------------------------
Money Market                  3.0%       2.7%    $13,437      $13,075      $ 362
Long-Term Investor Shares      6.5       5.6      18,778       17,232      1,546
--------------------------------------------------------------------------------
4

     It's important to note, too, that the Long-Term Tax-Exempt Fund is subject to interest rate risk--the chance that rising interest rates will cause bond prices, and hence the fund's share price, to fall. And that risk is notably higher today than it was two years ago, before rates began their sharp decline to the current low levels. Investors simply need to be alert to this risk and to maintain reasonable expectations for future returns.

BONDS PLAY A KEY ROLE IN A DIVERSIFIED  PORTFOLIO
Bonds once again proved their value in fiscal 2002, serving as a counterweight to the greater volatility and negative returns of the stock market. But bonds are not risk-free. With their recent strong performance, some investors have forgotten that bonds have down markets, too.

     No matter the environment, however, our advice remains the same: Hold a low-cost, diversified portfolio of stocks, bonds, and short-term investments in allocations appropriate for your objectives, time horizon, and risk tolerance. While you can't control the direction of the financial markets, you can control your asset allocation and the costs of managing your investments. Diversification gives you the fortitude to stay the course and ignore the distractions of short-term fluctuations. Low costs ensure you keep more of the markets' long-term rewards.

     Thank you for entrusting your hard-earned dollars to us.


Sincerely,



John J. Brennan
Chairman and Chief Executive Officer


December 10, 2002


--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE          NOVEMBER 30, 2001-NOVEMBER 30, 2002

                                                         DISTRIBUTIONS PER SHARE
                                                     ---------------------------

                                     STARTING       ENDING       INCOME  CAPITAL
VANGUARD FUND                     SHARE PRICE  SHARE PRICE    DIVIDENDS    GAINS
--------------------------------------------------------------------------------
Pennsylvania Tax-Exempt Money Market    $1.00       $ 1.00       $0.013   $0.000
--------------------------------------------------------------------------------
Pennsylvania Long-Term Tax-Exempt
  Investor Shares                      $11.36       $11.49      $0.550    $0.040
  Admiral Shares                        11.36        11.49       0.556     0.040
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Report from the Adviser

During the 12 months ended November 30, 2002, Vanguard Pennsylvania Long-Term Tax-Exempt Fund and Vanguard Pennsylvania Tax-Exempt Money Market Fund provided total returns that topped the average results of their peer mutual funds. Falling interest rates, however, resulted in yields for our funds that were lower than they were a year ago.

THE INVESTMENT ENVIRONMENT
Economic growth was positive, though weak, during the fiscal year. Figures for real (inflation-adjusted) gross domestic product released during the past three quarters indicate that the 2001 recession is truly behind us. However, the relatively subdued rebound in growth means that the recovery may take longer than many market participants had anticipated.

     In addition, the true strength of the recovery remains far from clear. Consumers are still carrying the economy on their backs, and the housing market remains a bright spot. But the wave of mortgage refinancing and low- or no-cost automobile financing, both of which seem to have contributed to the spending stamina of Americans, may not be able to stimulate the economy indefinitely. The vicious bear market in stocks has dented the confidence of consumers, as have the rise in unemployment, concerns over corporate ethics, and the threat of war with Iraq.

     Inflation, at least, was not a threat during the 12 months. The Consumer Price Index rose 2.2% in the period. Excluding food and energy prices, the index was up just 2.0%.

     Given the continuing economic weakness, the Federal Reserve Board is clearly in no hurry to increase short-term interest rates. In fact, just before the close of the fiscal year, the Fed's Open Market Committee reduced its target federal funds rate by 50 basis points (0.50 percentage point) to 1.25%. Even before the Fed's early November cut, rates were at their lowest point in a generation.

THE PERFORMANCE OF MUNICIPAL BONDS WAS MIXED

During the fiscal year, shorter-term municipal bonds kept pace with their U.S. Treasury counterparts, but longer-term municipal bonds underperformed comparable Treasuries.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and Pennsylvania income taxes by investing in high-quality securities issued by Pennsylvania state, county, and municipal governments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MUNICIPAL BOND YIELDS (AAA-RATED GENERAL-OBLIGATION ISSUES)

                                                                          CHANGE
MATURITY      NOV. 30, 2002             NOV. 30, 2001             (BASIS POINTS)
--------------------------------------------------------------------------------
2 years               1.70%                     2.35%                        -65
5 years               2.75                      3.40                         -65
10 years              3.87                      4.20                         -33
30 years              5.01                      5.06                          -5
--------------------------------------------------------------------------------
Source: The Vanguard Group.

Remarkably, on November 30, a top-rated 30-year municipal bond offered a yield that was almost identical to that of a comparable Treasury bond; this means that the market was, essentially, placing no value on the municipal bond's exemption from most income taxes. Prices of municipal bonds rallied as interest rates fell, but the difference between the yields of short- and long-term municipal securities was not as large as the difference between the yields of short- and long-term Treasuries.

     Though municipal bonds generally performed well during the fiscal year, their issuers had a tough 12 months. A fall in revenues--tax receipts on income, capital gains, and stock options have dropped dramatically--opened large gaps in the budgets of many state and local governments. In fact, many municipalities have chewed through the rainy-day funds that they established during the 1990s. Relief is not imminent, because raising tax rates is politically difficult in the current environment.

     Overall, the supply of municipal debt increased during the fiscal year, putting some pressure on prices. Nationally, the supply increased about 25% from the previous year. In Pennsylvania, the supply rose about 18%.

It's important to keep in mind that the rally in fixed income securities over the past year was contained in certain parts of the overall market. In fact, outside of the highest-grade issues, bonds slumped. Corporate bonds--even some issued by high-quality borrowers--were hit hard by the belief that slower economic growth will make it more difficult for companies to meet their debt obligations. Municipal bonds, of course, are not immune to the effects of an economic slowdown and dropping consumer confidence. Revenue-based municipal securities--issues that are repaid with money generated by the projects they finance--are particularly susceptible. However, the higher relative quality of the bonds held by our funds insulates them somewhat from credit concerns.

FOR MANY INVESTORS,  MUNICIPAL BONDS MAKE SENSE

Despite the environmental and fiscal challenges, municipal bonds of all maturities continue to offer great value for many investors. In fact, the small difference between the yields of municipal and Treasury securities was notable given that the income from Treasuries is subject to federal taxes. Five-year municipal notes offered 84% of the yield of comparable Treasury securities; 10-year notes, 92%; and 30-year bonds, 99%.

     Though the relative value of municipal bonds will not always be so high, we believe that low-cost, professionally managed municipal bond funds can play an important role in a balanced portfolio for many investors by providing diversification and a high level of after-tax income.


IAN A. MACKINNON, MANAGING
DIRECTOR CHRISTOPHER M. RYON,  PRINCIPAL
PAMELA WISEHAUPT TYNAN,  PRINCIPAL
JOHN M.  CARBONE,  PRINCIPAL
REID O. SMITH,  PRINCIPAL  VANGUARD  FIXED INCOME GROUP

December 20, 2002

--------------------------------------------------------------------------------
Fund Profiles As of November 30, 2002

These Profiles provide snapshots of the funds' characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 11.


Pennsylvania Tax-Exempt
Money Market Fund
--------------------------------------------------------------------------------
Financial Attributes

Yield                                                                       1.1%
Average Maturity                                                         23 days
Average Quality                                                            MIG-1
Expense Ratio                                                              0.17%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distribution by Credit Quality (% of portfolio)

MIG-1/SP-1+                                                                62.5%
A-1/P-1                                                                    34.8
AAA/AA                                                                      2.7
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

                                                            Visit our website at
                                                                www.vanguard.com
                                         for regularly updated fund information.

Pennsylvania Long-Term
Tax-Exempt Fund
--------------------------------------------------------------------------------
Portfolio Characteristics

                                                  Comparative              Broad
                                    Fund               Index*            Index**
--------------------------------------------------------------------------------
Number of Issues                     413                8,584             45,504
Yield                                                    3.9%               4.0%
  Investor Shares                   3.7%
  Admiral Shares                    3.8%
Yield to Maturity                   3.9%                  --                 --
Average Coupon                      4.7%                 5.3%               5.3%
Average Maturity               7.5 years           10.0 years         13.9 years
Average Quality                      AAA                  AA+                AA+
Average Duration               5.7 years            6.9 years          8.0 years
Expense Ratio
  Investor Shares                  0.18%                   --                 --
  Admiral Shares                   0.12%                   --                 --
Cash Investments                    1.4%                   --                 --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


VOLATILITY MEASURES
                                    Comparative                 Broad

                               Fund      Index*     Fund      Index**
--------------------------------------------------------------------------------
R-Squared                      0.96        1.00    0.99          1.00
Beta                           1.04        1.00    1.11          1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DISTRIBUTION BY MATURITY (% of portfolio)

Under 1 Year    12.6%
1-5 Years       17.9
5-10 Years      51.6
10-20 Years     14.3
20-30 Years      3.4
Over 30 Years    0.2
--------------------------------------------------------------------------------
         Total 100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distribution by Credit Quality (% of portfolio)

AAA             89.5%
AA               4.0
A                4.7
BBB              1.8
BB               0.0
B                0.0
--------------------------------------------------------------------------------
         Total 100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS
 CREDIT QUALITY -   HIGH
 AVERAGE MATURITY - LONG

*Lehman 10 Year Municipal Bond Index.
**Lehman Municipal Bond Index.

Glossary of Investment Terms

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
-------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage
point,      the     fund's     share     price     would     rise     by     5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until securities held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates. (degree)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Summaries                                    As of November 30, 2002

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the funds. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Pennsylvania Tax-Exempt Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. For bond funds, both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The annualized yield shown for the money market fund reflects the current earnings of the fund more closely than does the average annual return shown.

Pennsylvania Tax-Exempt Money Market Fund
--------------------------------------------------------------------------------
Cumulative Performance November 30, 1992-November 30, 2002

                       PA Tax-     Avg. PA Tax-
                       Exempt         Exempt
      YEAR/MONTH      Money Mkt    Money Mkt. Fund
      ----------     ----------    ---------------
        199211         10000         10000
        199302         10061         10056
        199305         10121         10110
        199308         10179         10163
        199311         10239         10217
        199402         10294         10271
        199405         10355         10325
        199408         10421         10389
        199411         10502         10462
        199502         10594         10551
        199505         10698         10645
        199508         10792         10738
        199511         10890         10825
        199602         10983         10914
        199605         11075         10994
        199608         11163         11081
        199611         11255         11162
        199702         11347         11248
        199705         11446         11333
        199708         11546         11430
        199711         11648         11519
        199802         11744         11609
        199805         11846         11694
        199808         11942         11789
        199811         12036         11869
        199902         12120         11947
        199905         12211         12021
        199908         12304         12108
        199911         12404         12193
        200002         12509         12291
        200005         12634         12396
        200008         12758         12515
        200011         12889         12627
        200102         13000         12735
        200105         13108         12825
        200108         13193         12898
        200111         13261         12946
        200202         13305         12987
        200205         13352         13014
        200208         13392         13047
        200211         13437         13075
--------------------------------------------------------------------------------
                                             Average Annual Total Returns
                                            Periods Ended November 30, 2002
                                  ----------------------------------------------
                                            One       Five     Ten  of a $10,000
                                            Year     Years   Years    Investment

Pennsylvania Tax-Exempt Money Market Fund 1.32% 2.90% 3.00% $13,437 Average Pennsylvania
  Tax-Exempt Money Market Fund*             1.00     2.57     2.72        13,075
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) November 30, 1992-November 30, 2002
--------------------------------------------------------------------------------

                    PENNSYLVANIA TAX-EXEMPT                              AVERAGE
                       MONEY MARKET FUND                                   FUND*

FISCAL                     TOTAL                                           TOTAL
YEAR                       RETURN                                         RETURN
--------------------------------------------------------------------------------
1993                        2.4%                                            2.2%
1994                         2.6                                            2.4
1995                         3.7                                            3.5
1996                         3.4                                            3.1
1997                         3.5                                            3.2
1998                        3.3%                                            3.0%
1999                         3.1                                            2.7
2000                         3.9                                            3.6
2001                         2.9                                            2.5
2002                         1.3                                            1.0

SEC 7-Day Annualized Yield (11/30/2002): 1.10%
================================================================================
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

---------------------------------------------------------------------------------------------------
                                                      ONE     FIVE                TEN YEARS
                                   INCEPTION DATE    YEAR    YEARS       CAPITAL    INCOME   TOTAL
---------------------------------------------------------------------------------------------------
PENNSYVANIA Tax-Exempt
  Money Market Fund                     6/13/1988    1.42%    2.97%       0.00%      3.02%    3.02%
---------------------------------------------------------------------------------------------------

*Average Pennsylvania Tax-Exempt Money Market Fund; derived from data provided by Lipper Inc.

Note: See Financial Highlights table on page 34 for dividend information.
*

    PA LT Tax-Exempt        Average PA     Lehman 10 Year       Lehman Municipal
                          Investor         Municipal Debt   Municipal Bond Index   Bond Index
        Year/Month         Shares               Fund

         199211            10000               10000           10000                10000
         199302            10631               10624           10663                10589
         199305            10714               10675           10645                10642
         199308            11127               11111           11108                11060
         199311            11190               11175           11171                11108
         199402            11240               11232           11232                11175
         199405            11066               10876           11009                10905
         199408            11218               11001           11189                11080
         199411            10582               10373           10672                10528
         199502            11580               11306           11461                11390
         199505            11982               11781           11999                11903
         199508            12061               11819           12263                12062
         199511            12537               12342           12652                12519
         199602            12681               12448           12805                12648
         199605            12492               12237           12566                12446
         199608            12736               12410           12807                12694
         199611            13260               12966           13368                13255
         199702            13336               13031           13486                13345
         199705            13448               13158           13593                13477
         199708            13789               13479           13992                13869
         199711            14084               13838           14311                14205
         199802            14458               14181           14697                14565
         199805            14626               14330           14854                14741
         199808            14950               14532           15192                15068
         199811            15153               14738           15471                15308
         199902            15309               14837           15615                15461
         199905            15249               14793           15539                15430
         199908            14927               14330           15296                15144
         199911            14890               14220           15406                15144
         200002            14957               14123           15383                15139
         200005            15094               14247           15511                15297
         200008            15969               15004           16404                16169
         200011            16210               15180           16585                16382
         200102            16849               15695           17223                17007
         200105            16962               15805           17341                17154
         200108            17696               16400           17986                17817
         200111            17634               16407           17949                17816
         200202            18025               16682           18352                18171
         200205            18122               16747           18479                18271
         200208            18823               17225           19204                18929
         200211            18778               17232           19147                18935


                                                                     FINAL VALUE
                                             ONE        SINCE      OF A $250,000
                                            YEAR    INCEPTION         INVESTMENT
--------------------------------------------------------------------------------
Pa Long-Term Tax-Exempt Fund Admiral Share  3.02%       7.14%           $278,154
Lehman 10 Year Municipal Bond Index         2.63        6.87%            277,065
--------------------------------------------------------------------------------

Fiscal                  Capital       Income       Total       Total
Year                     Return       Return      Return      Return

1993                       5.8%         6.1%       11.9%        11.7%
1994                      -10.7          5.3        -5.4        -4.5
1995                       12.0          6.5        18.5        18.6
1996                        0.2          5.6         5.8         5.7
1997                        0.7          5.5         6.2         7.1
1998                        2.1%         5.5%        7.6%        8.1%
1999                       -6.7          5.0        -1.7        -0.4
2000                        3.1          5.8         8.9         7.7
2001                        3.5          5.3         8.8         8.2
2002                        1.5          5.0         6.5         6.7
================================================================================
Average Annual Total Returns for periods ended September 30, 2002


This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.


---------------------------------------------------------------------------------------------------
                                                      ONE     FIVE                TEN YEARS
                                   INCEPTION DATE    YEAR    YEARS       CAPITAL    INCOME   TOTAL
---------------------------------------------------------------------------------------------------
PA Tax-Exempt Money Market Fund
  Invester Share                        4/7/1986      9.29%    6.67%       1.33%      5.60%    6.94%
  Admiral Share                        5/14/2001      9.34     9.98%          --         --      --
---------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.
**Return since inception on May 14, 2001.
Lehman 10 Year Muncipal Bond Index
+Note: See Financial Highlights table on page 35 for dividend and capital gains information

Notice to Shareholders

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

* Elect trustees for each fund.* The individuals listed in the table below were elected as trustees for each fund. All trustees except Mr. Gupta served as trustees to the funds prior to the shareholder meeting.

--------------------------------------------------------------------------------
                                                                      Percentage
Trustee                             For           Withheld                   For
--------------------------------------------------------------------------------
John J. Brennan           2,555,264,416         72,573,931                 97.2%
Charles D. Ellis          2,555,614,282         72,224,065                  97.3
Rajiv L. Gupta            2,551,828,900         76,009,448                  97.1
JoAnn Heffernan Heisen    2,558,721,251         69,117,097                  97.4
Burton G. Malkiel         2,544,397,692         83,440,656                  96.8
Alfred M. Rankin, Jr.     2,560,580,014         67,258,334                  97.4
J. Lawrence Wilson        2,544,353,791         83,484,557                  96.8
--------------------------------------------------------------------------------
*Results are for all funds within the same trust.


* CHANGE EACH FUND'S POLICY ON INVESTING IN OTHER MUTUAL FUNDS. This change enables each fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the funds to achieve greater diversification and to earn modestly higher returns on their cash reserves. The funds will need Securities and Exchange Commission approval before implementing this new cash management program.

--------------------------------------------------------------------------------
                                                      BROKER          PERCENTAGE
FOR                AGAINST         ABSTAIN         NON-VOTES                 FOR
--------------------------------------------------------------------------------
1,071,514,733  124,276,954      40,547,591         7,716,159               86.1%
--------------------------------------------------------------------------------

* Change the fund's policy on borrowing money. This change enables the fund to manage cash flows more efficiently and minimize administrative expenses.

--------------------------------------------------------------------------------
                                                         BROKER       PERCENTAGE
FOR                 AGAINST           ABSTAIN         NON-VOTES              FOR
--------------------------------------------------------------------------------
1,151,470,494    97,756,115        44,153,430        90,402,871            83.2
--------------------------------------------------------------------------------
Note: Vote tabulations are rounded to the nearest whole number.

--------------------------------------------------------------------------------
Financial Statements                                     As of November 30, 2002


STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

                                                                                       FACE     MARKET
                                                                    MATURITY         AMOUNT     VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND              COUPON           DATE          (000)      (000)
------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.1%)
------------------------------------------------------------------------------------------------------
Allegheny County PA Higher Educ. Auth. Rev.
  (Washington & Jefferson College) VRDO                 1.30%       2/6/2002 LOC     15,500     15,500
Allegheny County PA Higher Educ. Building Auth.
  (Carnegie Mellon Univ.) VRDO                          1.20% 1     2/2/2002         64,250     64,250
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Presbyterian Univ. Health System) VRDO               1.20%      12/6/2002 LOC      8,600      8,600
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Presbyterian Univ. Health System) VRDO               1.20%      12/6/2002 (1)     15,100     15,100
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Presbyterian Univ. Health System) VRDO               1.20%      12/6/2002 (1)      6,600      6,600
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Presbyterian Univ. Health System) VRDO               1.20%      12/6/2002 (1)      8,850      8,850
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Presbyterian Univ. Health System) VRDO               1.20%      12/6/2002 (1)     26,230     26,230
Allegheny County PA IDA Rev.
  (Western PA School for Blind Children) PUT            1.60%       7/1/2003          9,000      9,000
Allegheny County PA TRAN                                2.00%     12/20/2002         30,000     30,007
Berks County PA GO VRDO                                 1.27%      12/6/2002 (1)     14,000     14,000
Bethlehem PA Area School Dist. GO TOB VRDO              1.22%      12/6/2002 (3)   * 19,800     19,800
Central Bucks PA School Dist. VRDO                      1.25%      12/6/2002 (3)     13,150     13,150
Dallastown Area School Dist. York County PA GO VRDO     1.25%      12/6/2002 (3)     23,740     23,740
Daniel Boone PA Area School Dist. GO VRDO               1.30%      12/6/2002 (2)     10,000     10,000
Dauphin County PA General Auth. Hosp. Rev.
  (Reading Hosp. & Medical Center) VRDO                1.125%      12/6/2002         12,035     12,035
Delaware County PA Auth. Univ. Rev.
  (Villanova Univ.) VRDO                                1.00%      12/6/2002 LOC      7,525      7,525
------------------------------------------------------------------------------------------------------

                                                                    MATURITY         AMOUNT      VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND              COUPON           DATE          (000)      (000)
------------------------------------------------------------------------------------------------------
Delaware County PA Auth. Univ. Rev.
  (Villanova Univ.) VRDO                                1.00%      12/6/2002  LOC     6,825      6,825
Delaware County PA Hosp. Auth. Rev.
  (Crozer-Chester Medical Center) VRDO                  1.37%      12/6/2002  LOC     4,600      4,600
Delaware County PA Hosp. Auth. Rev.
  (Crozer-Chester Medical Center) VRDO                  1.30%      12/6/2002  LOC    10,000     10,000
Delaware County PA IDA Airport Fac.
  (United Parcel Service) VRDO                          0.99%      12/2/2002         61,895     61,895
Delaware County PA IDA CP                               1.45%     12/12/2002  (3)    19,400     19,400
Delaware County PA IDA CP                               1.25%      12/6/2002  (3)    37,900     37,900
Delaware County PA IDA PCR (BP Exploration & Oil) VRDO  1.20%      12/2/2002         10,750     10,750
Delaware County PA IDA PCR (BP Exploration & Oil) VRDO  1.20%      12/2/2002         19,300     19,300
Delaware County PA IDA PCR (PECO)                       1.50%      2/12/2003  (3)    26,400     26,400
Delaware County PA IDA PCR (PECO) CP                    1.35%      1/30/2003  LOC     4,500      4,500
Delaware County PA IDA PCR CP                           1.50%      3/26/2003  LOC    27,000     27,000
Delaware County PA IDA Refunding Resource Recovery Fac.
  (General Electric Capital Corp.) VRDO                 1.10%      12/6/2002         41,300     41,300
Delaware County PA IDA Refunding Resource Recovery Fac.
  (General Electric Capital Corp.) VRDO                 1.10%      12/6/2002          8,595      8,595
Delaware County PA IDA Refunding Resource Recovery Fac.
  (General Electric Capital Corp.) VRDO                 1.10%      12/6/2002          8,235      8,235
Delaware County PA IDA Refunding Resource Recovery Fac.
  (General Electric Capital Corp.) VRDO                 1.10%      12/6/2002          8,375      8,375
Delaware County PA IDA Solid Waste Rev.
  (Scott Paper Co.) VRDO                                1.20%      12/6/2002          8,700      8,700
Delaware County PA IDA Solid Waste Rev.
  (Scott Paper Co.) VRDO                                1.20%      12/6/2002         10,000     10,000
Delaware County PA IDA Solid Waste Rev.
  (Scott Paper Co.) VRDO                                1.20%      12/6/2002         17,600     17,600
Delaware County PA IDA Solid Waste Rev.
  (Scott Paper Co.) VRDO                                1.20%      12/6/2002         23,005     23,005
Delaware County PA IDA Solid Waste Rev.
  (Scott Paper Co.) VRDO                                1.20%      12/6/2002         17,000     17,000
Franklin County PA IDA Healthcare Rev.
  (Chambersburg Hosp.) VRDO                             1.30%      12/6/2002  (2)     6,800      6,800
Lancaster PA Higher Educ. Auth. Rev.
  (Franklin & Marshall College) VRDO                    1.30%      12/6/2002         12,000     12,000
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network) VRDO                   1.13%      12/2/2002  (1)     7,900      7,900
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network) VRDO                   1.13%      12/2/2002  (2)    14,215     14,215
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (St. Luke's Hosp.) VRDO                               1.25%      12/2/2002          4,000      4,000
Lehigh County PA IDA PCR
  (Pennsylvania Power & Light) TOB VRDO                 1.18%      12/6/2002  (1) *   4,910      4,910
Manheim Township PA School Dist. VRDO                   1.20%     12/6/2002   (4)     5,000      5,000
Mercersburg Borough PA General Purpose Auth.
  (Mercersburg College) VRDO                            1.15%      12/6/2002  LOC     7,700      7,700
Montgomery County PA (Exelon) CP                        1.45%      1/15/2003  LOC    37,800     37,800
Montgomery County PA IDA PCR (PECO) CP                  1.40%      2/10/2003  LOC    13,340     13,340
Montgomery County PA IDA PCR CP                         1.50%     12/10/2002  LOC     5,000      5,000
------------------------------------------------------------------------------------------------------

                                                                    MATURITY         AMOUNT     VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND              COUPON           DATE          (000)      (000)
------------------------------------------------------------------------------------------------------
Montgomery County PA IDR PCR (PECO) CP                  1.50%      2/12/2003  LOC    16,200     16,200
Montgomery County PA TRAN                               3.00%     12/31/2002          7,500      7,509
Northampton County PA General Purpose Auth. Univ. Rev.
  (Lehigh Univ.) VRDO                                  1.125%      12/6/2002         21,780     21,780
Northampton County PA General Purpose Auth. Univ. Rev.
  (Lehigh Univ.) VRDO                                  1.125%      12/6/2002         21,000     21,000
Northampton County PA Higher Educ. Auth. Rev.
  Lehigh Univ.) VRDO                                   1.125%      12/6/2002         11,285     11,285
Northeastern PA Hosp. & Educ. Auth. Univ. Rev.
  (Wilkes Univ.) VRDO                                   1.15%      12/6/2002  LOC    12,110     12,110
Northeastern PA Hosp. Auth. Rev.
  (Hosp. Center Financing Program) CP                   1.30%      3/14/2003  (1)     3,780      3,780
Pennsbury PA School Dist. VRDO                          1.18%      12/6/2002  (3) *   5,135      5,135
Pennsbury PA School Dist. VRDO                          1.30%      12/6/2002  (3)     9,000      9,000
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project) VRDO                                 1.25%      12/6/2002  LOC    18,100     18,100
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Merck & Co. West Point) VRDO                         1.25%      12/6/2002         18,000     18,000
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Merck & Co.) VRDO                                    1.25%      12/6/2002         21,900     21,900
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
   (Reliant Energy Seward Project) VRDO                 1.25%      12/6/2002  LOC    15,000     15,000
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
    (Reliant Energy Seward Project) VRDO                1.25%      12/6/2002  LOC    11,000     11,000
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
    (Reliant Energy Seward Project) VRDO                1.35%      12/6/2002  LOC    25,000     25,000
Pennsylvania GO                                         5.00%      1/15/2003         10,000     10,043
Pennsylvania GO                                         4.00%       2/1/2003          9,855      9,896
Pennsylvania GO                                         4.00%       5/1/2003  (4)     7,345      7,413
Pennsylvania GO TOB VRDO                                1.19%      12/6/200   (3) *  14,697     14,697
Pennsylvania GO TOB VRDO                                1.21%      12/6/2002*         9,075      9,075
Pennsylvania GO VRDO                                    1.18%     12/6/2002   (3) *  11,220     11,220
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. PUT                                 2.35%       7/1/2003  (4)    22,000     22,096
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                1.20%      12/6/2002  (2)    12,000     12,000
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                1.20%      12/6/2002  (2)     8,000      8,000
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                1.20%      12/6/2002  (2)    70,000     70,000
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                1.20%      12/6/2002  (2)    20,500     20,500
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                1.20%      12/6/2002  (2)    32,800     32,800
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                1.20%      12/6/2002  (2)    24,800     24,800
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                1.20%      12/6/2002  (2)    20,800     20,800
Pennsylvania Higher Educ. Assistance Agency
  Student Loan Rev. VRDO                                1.30%      12/6/2002  (2)    27,500     27,500
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Carnegie Mellon Univ.) VRDO                          1.20%      12/2/2002         21,100     21,100

------------------------------------------------------------------------------------------------------

                                                                    MATURITY         AMOUNT     VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND              COUPON           DATE          (000)      (000)
------------------------------------------------------------------------------------------------------
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Carnegie Mellon Univ.) VRDO                          1.20%      12/2/2002         17,200     17,200
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Carnegie Mellon Univ.) VRDO                          1.20%      12/2/2002         37,450     37,450
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Carnegie Mellon Univ.) VRDO                          1.20%      12/2/2002         37,000     37,000
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Drexel Univ.) VRDO                                   1.17%      12/6/2002  LOC    22,500     22,500
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Lafayette College)                                   2.50%     11/25/2003          3,940      3,984
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Muhlenberg College) VRDO                             1.20%      12/2/2002         11,800     11,800
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Temple Univ.) VRDO                                   1.20%      12/2/2002  LOC    37,615     37,615
Pennsylvania Higher Educ. Fac. Auth. Rev. (Univ. of
  Pennsylvania Health System Obligated Group) VRDO      1.25%      12/6/2002  LOC    59,930     59,930
Pennsylvania Higher Educ. Fac. Auth. Rev. (Univ. of
  Pennsylvania Health System Obligated Group) VRDO      1.25%      12/6/2002  LOC    50,000     50,000
Pennsylvania Higher Educ. Fac. Auth. Rev. (Univ. of
  Pennsylvania Health System Obligated Group) VRDO      1.25%       12/6/2002 LOC    62,700     62,700
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Univ. of the Sciences) VRDO                          1.17%      12/6/2002  LOC    19,000     19,000
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Ursinus College) VRDO                                1.25%      12/6/2002  LOC     7,600      7,600
Pennsylvania Housing Finance Agency Rev. TOB VRDO       1.21%      12/6/2002*         5,995      5,995
Pennsylvania Housing Finance Agency Rev. TOB VRDO       1.21%      12/6/2002*        11,250     11,250
Pennsylvania Housing Finance Agency Rev. VRDO           1.21%      12/6/2002*         8,545      8,545
Pennsylvania Public School Building Auth.
  (Parkland School Dist.) VRDO                          1.25%      12/6/2002  (3)    10,175     10,175
Pennsylvania State Univ. Rev. VRDO                      1.17%      12/6/2002         20,000     20,000
Pennsylvania Turnpike Comm. Rev. CP                     1.15%      12/6/2002         82,320     82,320
Pennsylvania Turnpike Comm. Rev. VRDO                   1.20%      12/2/2002         16,900     16,900
Pennsylvania Turnpike Comm. Rev. VRDO                   1.20%      12/2/2002          7,000      7,000
Pennsylvania Turnpike Comm. Rev. VRDO                   1.20%     12/6/2002          31,400     31,400
Philadelphia PA Gas Works Rev.                         6.375%       7/1/2003 (Prere.)10,035     10,514
Philadelphia PA GO                                      1.18%     12/6/2002   (4) *   5,970      5,970
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
  (Children's Hosp. of Philadelphia) VRDO               1.20%      12/2/2002         11,500     11,500
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
  (Children's Hosp. of Philadelphia) VRDO               1.20%      12/2/2002  (1)    32,500     32,500
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
  (Children's Hosp. of Philadelphia) VRDO               1.20%      12/2/2002  (1)    31,600     31,600
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
  (Children's Hosp. of Philadelphia) VRDO               1.20%      12/2/2002         13,100     13,100
Philadelphia PA IDA Rev. (Cancer Research) VRDO         1.25%      12/2/2002  LOC     4,300      4,300
Philadelphia PA School Dist. GO TOB VRDO                1.18%      12/6/2002  (1)*    4,120      4,120
Philadelphia PA School Dist. TRAN                       2.75%      6/30/2003         20,000     20,143
Philadelphia PA School Dist. VRDO                       1.45%     12/12/2002  (3)*    6,720      6,720
Philadelphia PA School Dist. VRDO                       1.18%      12/6/2002  (3)*    5,995      5,995
Philadelphia PA School Dist. VRDO                       1.23%      12/6/2002  (3)*    4,995      4,995
------------------------------------------------------------------------------------------------------

                                                                    MATURITY         AMOUNT     VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND              COUPON           DATE          (000)      (000)
------------------------------------------------------------------------------------------------------
Philadelphia PA TRAN                                     3.00%     6/30/2003         20,000     20,168
Philadelphia PA Water & Waste Water Rev.                 5.50%     6/15/2003  (3)     3,300      3,370
Pittsburgh PA GO                                         5.00%      3/1/2003  (1)     2,000      2,017
Pittsburgh PA GO TOB PUT                                 1.45%     12/6/2002  (2)*    4,995      4,995
Sayre PA Health Care Fac. Auth. Rev. (VHA of Pennsylvania,
  Pooled Capital Asset Financial Program) VRDO           1.20%     12/6/2002  (2)     2,600      2,600
Sayre PA Health Care Fac. Auth. Rev. (VHA of Pennsylvania,
  Pooled Capital Asset Financial Program) VRDO           1.20%     12/6/2002  (2)    20,200     20,200
Sayre PA Health Care Fac. Auth. Rev. (VHA of Pennsylvania,
  Pooled Capital Asset Financial Program) VRDO          1.20%      12/6/2002  (2)     7,555      7,555
Sayre PA Health Care Fac. Auth. Rev. (VHA of Pennsylvania,
  Pooled Capital Asset Financial Program) VRDO           1.20%     12/6/2002  (2)    15,700     15,700
Sayre PA Health Care Fac. Auth. Rev. (VHA of Pennsylvania,
  Pooled Capital Asset Financial Program) VRDO           1.20%     12/6/2002  (2)     2,500      2,500
Sayre PA Health Care Fac. Auth. Rev. (VHA of Pennsylvania,
  Pooled Capital Asset Financial Program) VRDO           1.20%     12/6/2002  (2)     1,200      1,200
Sayre PA Health Care Fac. Auth. Rev. (VHA of Pennsylvania,
  Pooled Capital Asset Financial Program) VRDO           1.20%     12/6/2002  (2)     2,900      2,900
Seneca Valley PA School Dist. GO TOB VRDO                1.22%     12/6/2002  (1)*   23,320     23,320
South Fork PA Hosp. Auth. Rev.
  (Conemaugh Valley Hosp.) VRDO                          1.13%     12/2/2002  (1)    18,510     18,510
Southcentral Pennsylvania General Auth. Rev. VRDO        1.25%     12/6/2002  (2)     8,000      8,000
Southcentral Pennsylvania General Auth. Rev. VRDO        1.28%     12/6/2002  (2)     3,500      3,500
Spring-Ford PA Area School Dist. TOB VRDO                1.19%     12/6/2002  (4)*    3,572      3,572
Temple Univ. of the Commonwealth System of
  Higher Educ. PA Univ. Funding Obligation               3.00%      5/6/2003          5,000      5,034
Univ. of Pittsburgh of the Commonwealth System of
  Higher Educ. Pennsylvania (Univ. Capital Project)      2.25%      3/3/2003         35,000     35,059
Univ. of Pittsburgh of the Commonwealth System of
  Higher Educ. Pennsylvania (Univ. Capital Project) VRDO 1.25%     12/6/2002         29,300     29,300
Univ. of Pittsburgh of the Commonwealth System of
  Higher Educ. Pennsylvania (Univ. Capital Project) VRDO 1.25%     12/6/2002         30,400     30,400
Univ. of Pittsburgh of the Commonwealth System of
  Higher Educ. Pennsylvania (Univ. Capital Project) VRDO 1.25%     12/6/2002         10,400     10,400
Univ. of Pittsburgh of the Commonwealth System of
  Higher Educ. Pennsylvania (Univ. Capital Project) VRDO 1.25%     12/6/2002         13,800     13,800
Univ. of Pittsburgh of the Commonwealth System of
  Higher Educ. Pennsylvania (Univ. Capital Project) VRDO 1.25%     12/6/2002          8,000      8,000
Univ. of Pittsburgh of the Commonwealth System of
  Higher Educ. Pennsylvania (Univ. Capital Project) VRDO 1.25%     12/6/2002         12,900     12,900
Univ. of Pittsburgh of the Commonwealth System of
  Higher Educ. Pennsylvania (Univ. Capital Project) VRDO 1.25%     12/6/2002         13,600     13,600
Univ. of Pittsburgh of the Commonwealth System of
  Higher Educ. Pennsylvania (Univ. Capital Project) VRDO 1.25%     12/6/2002         10,700     10,700
Univ. of Pittsburgh of the Commonwealth System of
  Higher Educ. Pennsylvania (Univ. Capital Project) VRDO 1.25%     12/6/2002          3,800      3,800
Washington County PA Higher Educ.
  (Pooled Equipment Lease Program) VRDO                  1.30%     12/6/2002  LOC    24,135     24,135
York County PA IDA PCR (PECO) CP                         1.35%     1/30/2003  LOC    10,940     10,940
Outside Pennsylvania:
Puerto Rico Commonwealth TRAN                            2.50%     7/30/2003        20,000      20,134
Puerto Rico Govt. Dev. Bank VRDO                         1.02%     12/6/2002  (1)     22,700    22,700
------------------------------------------------------------------------------------------------------

                                                                                       FACE     MARKET
                                                                    MATURITY         AMOUNT     VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND              COUPON           DATE          (000)      (000)
------------------------------------------------------------------------------------------------------
Puerto Rico Highway & Transp. Auth. Rev. TOB            1.85%      6/12/2003*         7,740      7,740
Puerto Rico Highway & Transp. Auth. Rev. VRDO           1.05%      12/6/2002  (2)     3,500      3,500
Puerto Rico Infrastructure Financing Auth.
  Special Obligation Bonds TOB VRDO                     1.13%      12/6/2002*            50         50
------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $2,427,291)                                                                          2,427,291
------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%)
------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                            27,832
Liabilities                                                                                    (6,754)
                                                                                               -------
                                                                                                21,078
                                                                                               -------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------
Applicable to 2,448,496,898 outstanding $.001 par value shares of beneficial
interest (unlimited authorization)                                                          $2,448,369
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE $1.00
------------------------------------------------------------------------------------------------------
*See Note A in Notes to Financial Statements.

*Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2002, the aggregate value of these securities was $158,104,000, representing 6.5% of net assets.

For key to abbreviations and other references, see page 31.

------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 2002, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------
                                                                                     Amount        Per
                                                                                      (000)      Share
------------------------------------------------------------------------------------------------------
Paid-in Capital                                                                  $2,448,504      $1.00
Undistributed Net Investment Income                                                      --         --
Accumulated Net Realized Losses                                                       (135)         --
Unrealized Appreciation                                                                  --         --
------------------------------------------------------------------------------------------------------
NET ASSETS                                                                       $2,448,369      $1.00
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

20

                                                                                           FACE   MARKET
                                                                    MATURITY             AMOUNT   VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND              COUPON           DATE              (000)    (000)
--------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.6%)
--------------------------------------------------------------------------------------------------------
Adams County PA GO                                       5.30%     5/15/2011  (3)(Prere.)10,240   11,358
Adams County PA GO                                       5.50%     5/15/2011  (3)(Prere.)   880      989
Adams County PA GO                                       5.50%     5/15/2011  (3)(Prere.)   925    1,039
Adams County PA GO                                       5.50%     5/15/2011  (3)(Prere.)   975    1,095
Adams County PA GO                                       5.75%     5/15/2011  (3)(Prere.) 1,030    1,176
Allegheny County PA Airport Rev.
  (Pittsburgh International Airport)                     6.00%      1/1/2014  (3)         4,295    4,733
Allegheny County PA Airport Rev.
  (Pittsburgh International Airport)                     5.00%      1/1/2017  (1)        12,205   12,474
Allegheny County PA Airport Rev.
  (Pittsburgh International Airport)                    5.00%       1/1/2019  (1)        15,750   15,947
Allegheny County PA GO                                  5.75%      11/1/2011  (3)         1,725    1,952
Allegheny County PA GO                                  5.50%      11/1/2013  (3)         1,455    1,599
Allegheny County PA GO                                  5.50%      11/1/2014  (3)         1,050    1,144
Allegheny County PA GO                                  5.375%     11/1/2016  (1)         4,100    4,415
Allegheny County PA GO                                  5.375%     11/1/2016  (1)         3,725    4,011
Allegheny County PA GO                                  5.375%     11/1/2017  (1)         2,880    3,080
Allegheny County PA GO                                  5.375%     11/1/2017  (1)         3,600    3,850
Allegheny County PA GO                                  5.375%     11/1/2018  (1)         2,000    2,124
Allegheny County PA GO                                  5.375%     11/1/2019  (1)         2,645    2,789
Allegheny County PA GO                                  5.25%      11/1/2021  (3)         3,000    3,080
Allegheny County PA GO                                  5.25%      11/1/2023  (3)         3,400    3,472
Allegheny County PA GO                                  0.00%       4/1/2010  (1)         2,000    1,493
Allegheny County PA GO                                  6.00%       5/1/2010  (2)         3,030    3,100
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Catholic Health East)                                5.25%     11/15/2013  (2)         1,000    1,054
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Magee Women's Hosp.)                                 6.00%      10/1/2010  (3)         4,235    4,875
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Univ. of Pittsburgh)                                 5.60%       4/1/2017  (1)         2,000    2,098
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Univ. of Pittsburgh)                                 6.00%       7/1/2026  (1)         1,875    2,110
Allegheny County PA Port Auth. Rev                      6.00%       3/1/2009  (1)(Prere.) 2,565    2,968
Allegheny County PA Port Auth. Rev.                     6.00%       3/1/2009  (1)(Prere.)16,000   18,514
Allegheny County PA Port Auth. Rev.                     6.00%       3/1/2009  (1)(Prere.) 4,310    4,987
Allegheny County PA Port Auth. Rev.                     6.00%       3/1/2009  (1)(Prere.) 1,840    2,129
Allegheny County PA Port Auth. Rev.                     6.25%       3/1/2009  (1)(Prere.) 3,740    4,380
Allegheny County PA Port Auth. Rev.                     6.25%       3/1/2009  (1)(Prere.) 2,000    2,342
Allegheny County PA Port Auth. Rev.                     5.375%      3/1/2012  (3)         4,965    5,476
Allegheny County PA Port Auth. Rev.                     5.50%       3/1/2013  (3)         7,000    7,730
Allegheny County PA Port Auth. Rev.                     5.50%       3/1/2014  (3)         2,355    2,578
Allegheny County PA Port Auth. Rev.                     5.50%       3/1/2015  (3)         3,000    3,271
Allegheny County PA Port Auth. Rev.                     5.50%       3/1/2016  (3)         1,500    1,625
Allegheny County PA Port Auth. Rev.                     5.50%       3/1/2017  (3)         2,750    2,963
Allegheny County PA Sanitation Auth. Sewer Rev.         5.50%      12/1/2002  (3)(Prere.)22,370   22,823
Allegheny County PA Sanitation Auth. Sewer Rev.         6.00%      12/1/2007  (1)(Prere.)54,630   63,729
Allegheny County PA Sanitation Auth. Sewer Rev.         6.00%      12/1/2010  (1)         1,500    1,728
Allegheny County PA Sanitation Auth. Sewer Rev.         6.00%      12/1/2011  (1)         1,490    1,712
Allegheny County PA Sanitation Auth. Sewer Rev.         5.75%      12/1/2012  (1)         1,180    1,338
Allegheny County PA Sanitation Auth. Sewer Rev.         5.50%      12/1/2013  (3)        13,100   13,305
Allegheny County PA Sanitation Auth. Sewer Rev.         5.75%      12/1/2013  (1)         2,000    2,241
--------------------------------------------------------------------------------------------------------

                                                                                           FACE    MARKET
                                                                    MATURITY             AMOUNT    VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND              COUPON           DATE              (000)     (000)
--------------------------------------------------------------------------------------------------------
Allegheny County PA Sanitation Auth. Sewer Rev.         5.375%     12/1/2014  (1)         6,370    6,940
Allegheny County PA Sanitation Auth. Sewer Rev.         6.25%      12/1/2014  (1)         9,660   10,600
Allegheny County PA Sanitation Auth. Sewer Rev.         5.375%     12/1/2015  (1)         3,375    3,659
Allegheny County PA Sanitation Auth. Sewer Rev.         5.375%     12/1/2016  (1)         3,545    3,815
Allegheny County PA Sanitation Auth. Sewer Rev.         5.50%      12/1/2016  (3)(ETM)    1,295   11,525
Allegheny County PA Sanitation Auth. Sewer Rev.         5.375%     12/1/2017  (1)         5,000    5,347
Allegheny County PA Sanitation Auth. Sewer Rev.         5.375%     12/1/2018  (1)        15,000   15,937
Allegheny County PA Sanitation Auth. Sewer Rev.         5.50%      12/1/2030  (1)        14,030   14,630
Berks County PA GO                                      0.00%     11/15/2031  (3)         7,250    4,466
Berks County PA GO                                      0.00%     11/15/2014  (3)         8,615    4,983
Berks County PA GO                                      0.00%     11/15/2015   (3)         6,25    3,393
Berks County PA Hosp. Rev. (Reading Hosp.)              6.10%      10/1/2004  (1)Prere.) 16,500   18,117
Berks County PA Hosp. Rev. (Reading Hosp.)              5.70%      10/1/2014  (1)         4,500    5,071
Bethlehem PA Area School Dist.                          5.375%     3/15/2020  (3)         7,500    7,848
Blair County PA Hosp. Auth. Rev. (Altoona Hosp.)        5.50%      7/1/2016   (2)         4,480    4,889
Bucks County PA IDA (Pennswood Village Project)         6.00%      10/1/2034              2,600    2,604
Carlisle PA Area School Dist. GO                        5.375%      3/1/2016  (1)         1,550    1,663
Carlisle PA Area School Dist. GO                        5.375%      3/1/2017  (1)         1,635    1,742
Carlisle PA Area School Dist. GO                        5.375%      3/1/2018  (1)         1,725    1,826
Carlisle PA Area School Dist. GO                        5.375%      3/1/2019  (1)         1,820    1,914
Center City Philadelphia PA Business Improvement        5.50%      12/1/2015  (2)         6,955    7,532
Center Township PA Sewer Auth. Rev.                     5.50%      4/15/2011  (1)         2,375    2,451
Central Bucks PA School Dist.                           5.50%      5/15/2015  (3)         5,540    6,057
Central Bucks PA School Dist.                           5.50%      5/15/2017  (3)         3,785    4,086
Central Bucks PA School Dist.                           5.50%      5/15/2018  (3)         2,400    2,574
Central Bucks PA School Dist.                           5.50%      5/15/2019  (3)         1,500    1,599
Central Dauphin PA School Dist. GO                      0.00%      6/1/2004   (2)         4,800    4,669
Chester County PA Health & Educ. Fac. Auth. Rev.
  (Chester County Hosp.)                                5.875%      7/1/2016  (1)         7,870    8,517
Chester County PA Health & Educ. Fac. Auth. Rev.
  (Jefferson Health System)                             5.125%     5/15/2018  (2)        12,445   12,610
Chester County PA Health & Educ. Fac. Auth. Rev.
  (Jefferson Health System)                             5.25%      5/15/2022  (2)        36,580   36,871
Coatesville PA School Dist. GO                          5.75%       4/1/2007  (4)(Prere.)10,080   11,313
Corry PA Area School Dist. GO                           5.50%     12/15/2010  (1)         4,000    4,007
Cumberland County PA Muni. Auth. College Rev.
  (Dickinson College)                                   5.50%      11/1/2030  (2)         3,230    3,349
Dauphin County PA General Auth. Hosp. Rev.
  (West Pennsylvania Hosp.)                             5.50%       7/1/2013  (1)(ETM)    5,000    5,370
Delaware County PA Auth. Rev. (Catholic Health East)    5.25%      11/15/201  (2)         3,300    3,482
Delaware County PA Auth. Rev. (Catholic Health East)    5.25%      11/15/201  (2)         4,665    4,881
Delaware County PA Auth. Univ. Rev. (Villanova Univ.)   5.00%      12/1/2028  (1)         6,050    6,006
Delaware County PA Hosp. Auth. Rev.
  (Delaware County Memorial Hosp.)                      5.50%      8/15/2013  (1)        12,000   12,540
Delaware County PA IDA Airport Fac.
  (United Parcel Service) VRDO                          0.99%      12/2/2002              6,030    6,030
Delaware County PA IDA Resource Recovery Rev.
  (American Fuel)                                       6.10%       7/1/2013             30,500   31,958
Delaware County PA Regional
  Water Quality Control Auth. Rev.                      5.50%       5/1/2014  (3)         2,405    2,626
Delaware County PA Regional
  Water Quality Control Auth. Rev.                      5.50%       5/1/2016  (3)         2,685    2,899
--------------------------------------------------------------------------------------------------------

                                                                                       FACE     MARKET
                                                                    MATURITY         AMOUNT     VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND              COUPON           DATE          (000)      (000)
------------------------------------------------------------------------------------------------------
Delaware River Joint Toll Bridge Comm.
  Pennsylvania & New Jersey Rev.                         5.70%      1/1/2023  (4)         8,345   8,884
Delaware River Joint Toll Bridge Comm.
  Pennsylvania & New Jersey Rev.                         5.50%      1/1/2026  (3)        13,025   13,426
Delaware River Joint Toll Bridge Comm.
  Pennsylvania & New Jersey Rev.                         6.00%     7/1/2018   (3)         3,040    3,049
Ephrata PA Area School Dist. GO                          5.25%     4/15/2015  (3)         2,385    2,545
Erie County PA Hosp. Auth. Rev.
  (St. Vincent Health Care)                             6.125%      7/1/2013  (1)         3,900    3,990
Erie PA School Dist. GO                                  0.00%      5/1/2016  (1)(ETM)    3,175    1,649
Erie PA School Dist. GO                                  0.00%      9/1/2010  (4)         5,665    4,157
Erie PA School Dist. GO                                  5.80%      9/1/2010  (2)(Prere.) 4,500    5,164
Erie PA School Dist. GO                                  0.00%      9/1/2011  (4)         5,780    4,006
Erie PA School Dist. GO                                  0.00%      9/1/2013  (4)         2,780    1,728
Erie PA School Dist. GO                                  0.00%     9/1/2016   (4)         5,785    2,972
Erie PA School Dist. GO                                  0.00%      9/1/2018  (4)         1,615      733
Fort LeBoeuf PA School Dist. GO                          5.80%      1/1/2003  (1)(Prere.) 5,500    5,522
Geisinger Health System Auth. of Pennsylvania Rev.
  (Penn State Geisinger Health System) VRDO              1.15%     12/2/2002             31,080   31,080
Hazleton PA Area School Dist. GO                         5.50%      3/1/2011  (3)         3,740    4,159
Hazleton PA Area School Dist. GO                         5.75%      3/1/2012  (3)         1,420    1,615
Hazleton PA Area School Dist. GO                         6.00%      3/1/2016  (3)        18,245   21,152
Hazleton PA Area School Dist. GO                         0.00%      3/1/2017  (3)         4,425    2,189
Hazleton PA Area School Dist. GO                         0.00%      3/1/2022  (3)         5,265    1,881
Lake Lehman PA School Dist. GO                           0.00%      4/1/2014  (1)         1,290      768
Lake Lehman PA School Dist. GO                           0.00%      4/1/2015  (1)         1,295      724
Lake Lehman PA School Dist. GO                           0.00%      4/1/2016  (1)         1,310      687
Lake Lehman PA School Dist. GO                           0.00%      4/1/2017  (1)         1,315      648
Lake Lehman PA School Dist. GO                           0.00%      4/1/2018  (1)         1,000      463
Lancaster County PA GO                                   5.50%     11/1/2016  (3)         1,025    1,112
Lancaster County PA GO                                   5.50%     11/1/2017  (3)         1,060    1,143
Lancaster County PA GO                                   5.50%     11/1/2018  (3)         1,120    1,200
Lancaster County PA GO                                   5.50%     11/1/2019  (3)         1,175    1,250
Lancaster County PA GO                                   6.25%      5/1/2013  (3)         4,370    5,005
Lancaster County PA GO                                   6.25%      5/1/2014  (3)         4,605    5,287
Lancaster County PA GO                                   5.80%      5/1/2015  (3)         1,865    2,051
Lancaster County PA Hosp. Auth. Rev.
  (Willow Valley Retirement Project)                    5.875%      6/1/2021              1,000    1,009
Lancaster County PA Hosp. Auth. Rev.
  (Willow Valley Retirement Project)                    5.875%      6/1/2031              6,000    5,992
Lancaster PA School Dist. GO                            5.375%     2/15/2017  (3)         5,590    5,876
Latrobe PA IDA (Saint Vincent College)                   5.60%      5/1/2021              1,635    1,627
Latrobe PA IDA (Saint Vincent College)                   5.70%      5/1/2031              2,165    2,150
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                        5.625%      7/1/2005  (1)(Prere.)   800      887
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                         5.70%      7/1/2010  (1)         3,905    4,136
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                        5.375%      7/1/2014  (4)           900      962
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                         7.00%      7/1/2016  (1)         4,415    5,461
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                        5.625%      7/1/2025  (1)          9,200   9,505
--------------------------------------------------------------------------------------------------------

                                                                                           FACE   MARKET
                                                                    MATURITY             AMOUNT   VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND              COUPON           DATE              (000)    (000)
------------------------------------------------------------------------------------------------------
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                         5.00%      7/1/2028  (1)        10,000    9,750
Lehigh County PA GO                                      5.00%    11/15/2016              3,000    3,116
Luzerne County PA GO                                     0.00%    11/15/2016  (1)         2,360    1,131
Luzerne County PA GO                                     0.00%    11/15/2017  (1)         2,390    1,063
Luzerne County PA GO                                     0.00%    11/15/2019  (1)         1,255      492
McKeesport PA Area School Dist. GO                       0.00%     10/1/2004  (1)         1,040    1,004
McKeesport PA Area School Dist. GO                       0.00%     10/1/2005  (1)         1,050      983
McKeesport PA Area School Dist. GO                       0.00%     10/1/2006  (1)         2,015    1,814
McKeesport PA Area School Dist. GO                       0.00%     10/1/2007  (1)         2,080    1,791
McKeesport PA Area School Dist. GO                       0.00%     10/1/2008  (1)         2,270    1,854
McKeesport PA Area School Dist. GO                       0.00%     10/1/2009  (1)         2,020    1,566
McKeesport PA Area School Dist. GO                       0.00%     10/1/2010  (1)         1,840    1,346
McKeesport PA Area School Dist. GO                       0.00%     10/1/2011  (1)         1,835    1,268
McKeesport PA Area School Dist. GO                       0.00%     10/1/2014  (1)         2,040    1,187
McKeesport PA Area School Dist. GO                       0.00%     10/1/2015  (1)         2,040    1,114
McKeesport PA Area School Dist. GO                       0.00%     10/1/2016  (1)         4,655    2,382
McKeesport PA Area School Dist. GO                       0.00%     10/1/2018  (2)         3,075    1,389
McKeesport PA Area School Dist. GO                       0.00%     10/1/2028  (2)         2,340      569
Mifflin County PA GO                                    5.625%     9/1/2028(  3)          2,000    2,107
Montgomery County PA GO                                 5.375%    10/15/2025              7,930    8,112
Montgomery County PA GO                                  5.40%     3/15/2007    (Prere.)  1,860    2,060
Montgomery County PA GO                                  5.00%     7/15/2019              8,800    8,943
Montgomery County PA Higher Educ. & Health Auth. Rev.
  (Abington Memorial Hosp.)                              6.00%      6/1/2003  (2)(Prere.) 8,140    8,494
Montgomery County PA Higher Educ. & Health Auth. Rev.
  (Abington Memorial Hosp.)                              6.10%      6/1/2012  (2)         5,000    5,194
Montgomery County PA Higher Educ. & Health Auth. Rev.
  (Abington Memorial Hosp.)                             5.125%      6/1/2032             10,000    9,332
Montgomery County PA Higher Educ. & Health Auth. Rev.
  (Pottstown Healthcare)                                5.375%      1/1/2012  (4)         5,085    5,417
Mount Lebanon PA Hosp. Dev. Auth. Rev.
  (St. Clair Memorial Hosp.)                             6.25%      7/1/2006  (3)         9,250   10,423
Nazareth PA School Dist. GO                              5.50%     5/15/2005  (2)(Prere.) 1,500    1,625
Neshaminy PA School Dist. GO                             5.70%     2/15/2014  (3)         8,795    9,656
North Hills PA School Dist. GO                           5.25%     11/15/200  (3)(Prere.) 7,440    8,292
Northampton County PA Higher Educ. Auth. Rev.
  (Lehigh Univ.) VRDO                                   1.125%     12/6/2002              1,900    1,900
Northampton County PA IDA PCR (Central Metro. Edison)   6.10%      7/15/2021  (1)         4,410    4,819
Northeastern PA Hosp. & Educ. Health Rev.
  (Wyoming Valley Health)                                5.25%      1/1/2016  (2)         5,910    6,077
Northeastern PA Hosp. & Educ. Health Rev.
  (Wyoming Valley Health)                                5.25%      1/1/2026  (2)         2,850    2,862
Owen J. Roberts School Dist. PA GO                      5.375%     5/15/2007  (1)(Prere.) 1,180    1,309
Owen J. Roberts School Dist. PA GO                      5.375%     5/15/2018  (1)         1,635    1,716
Owen J. Roberts School Dist. PA GO                       5.50%     8/15/2017  (4)         1,495    1,615
Oxford Area PA School Dist. GO                           5.50%     2/15/2014  (3)         1,815    1,989
Oxford Area PA School Dist. GO                           5.50%     2/15/2015  (3)         1,710    1,866
Parkland PA School Dist. GO                             5.375%      9/1/2015  (3)         3,050    3,372
Parkland PA School Dist. GO                             5.375%      9/1/2016  (3)         2,000    2,202
Pennsylvania Convention Center Auth. Rev.                0.00%      9/1/2004  (3)(ETM)    5,000    4,833
Pennsylvania Convention Center Auth. Rev.                6.70%      9/1/2016  (3)(ETM)   25,150   30,674
--------------------------------------------------------------------------------------------------------

24

                                                                                           FACE   MARKET
                                                                    MATURITY             AMOUNT   VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND              COUPON           DATE              (000)    (000)
------------------------------------------------------------------------------------------------------
Pennsylvania Convention Center Auth. Rev.                6.00%      9/1/2019  (3)(ETM)   14,275   16,664
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project)                                       6.00%     11/1/2007                920      948
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project)                                       6.00%     11/1/2008                975      995
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project)                                       6.00%     11/1/2010              1,095    1,102
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project)                                       6.00%     11/1/2011              1,160    1,154
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project)                                       6.50%     11/1/2016              2,650    2,661
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project)                                      6.125%     11/1/2021              2,900    2,611
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project)                                       6.25%     11/1/2031              2,000    1,794
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
  (Amtrak Project)                                      6.375%     11/1/2041              5,000    4,499
Pennsylvania GO                                         6.00%      1/15/2011              3,000    3,411
Pennsylvania GO                                        5.125%      1/15/2014             17,630   18,794
Pennsylvania GO                                          5.00%     10/1/2013  (3)        15,255   16,474
Pennsylvania GO                                          5.25%     10/1/2014  (3)        15,080   16,559
Pennsylvania GO                                          5.75%     10/1/2015  (3)        19,850   21,985
Pennsylvania GO                                          5.25%    10/15/2011             11,200   12,315
Pennsylvania GO                                         5.25%     10/15/2012             11,300   12,425
Pennsylvania GO                                          5.25%    10/15/2014              8,850    9,470
Pennsylvania GO                                          5.00%     11/15/201  (2)         5,000    5,154
Pennsylvania GO                                         5.125%     3/15/2017  (2)         7,990    8,294
Pennsylvania GO                                         5.375%     5/15/2010  (3)        13,800   15,052
Pennsylvania GO                                         5.375%     5/15/2012  (3)        16,570   18,020
Pennsylvania GO                                         5.375%     5/15/2014  (3)        14,000   14,987
Pennsylvania GO                                         5.375%     5/15/2016  (3)         5,000    5,344
Pennsylvania Higher Educ. Assistance Agency Rev.        6.125%    12/15/2010  (1)(Prere.) 2,000    2,350
Pennsylvania Higher Educ. Fac. Auth. Health Services Rev.
  (Allegheny/Delaware Valley Obligated Group)           5.875%    11/15/2016  (1)        19,900   21,556
Pennsylvania Higher Educ. Fac. Auth. Health Services Rev.
  (Allegheny/Delaware Valley Obligated Group)           5.875%    11/15/2021  (1)         6,505    6,788
Pennsylvania Higher Educ. Fac. Auth. Health Services Rev.
  (Allegheny/Delaware Valley Obligated Group)           5.875%    11/15/2021  (1)         3,040    3,172
Pennsylvania Higher Educ. Fac. Auth. Rev.                5.50%     6/15/2017  (2)           935      997
Pennsylvania Higher Educ. Fac. Auth. Rev.               5.625%     6/15/2019  (2)         1,160    1,235
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Bryn Mawr College)                                    5.25%     12/1/2012  (2)        11,120   12,305
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Bryn Mawr College)                                   5.625%     12/1/2014  (1)         2,200    2,416
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Carnegie Mellon Univ.) VRDO                           1.20%     12/2/2002              7,100    7,100
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Carnegie Mellon Univ.) VRDO                           1.20%     12/2/2002              3,100    3,100
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Carnegie Mellon Univ.) VRDO                           1.20%     12/2/2002              3,900    3,900
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Kings College)                                        5.00%      5/1/2011              9,800   10,154
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Temple Univ.)                                         5.25%      4/1/2011  (1)         3,545    3,838
--------------------------------------------------------------------------------------------------------

                                                                                           FACE   MARKET
                                                                    MATURITY             AMOUNT   VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND              COUPON           DATE              (000)    (000)
--------------------------------------------------------------------------------------------------------
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (Temple Univ.)                                         5.00%      4/1/2029  (1)         3,000    2,969
Pennsylvania Higher Educ. Fac. Auth. Rev. (Univ. of
  Pennsylvania Health System Obligated Group)VRDO       1.25%1    12/26/2002  LOC        20,600   20,600
Pennsylvania Higher Educ. Fac. Auth. Rev.
  (UPMC Health Systems)                                 6.25%      1/15/2016              3,120    3,390
Pennsylvania Higher Educ. Fac. Auth. Rev.
   (UPMC Health Systems)                                6.00%      1/15/2022              5,000    5,127
Pennsylvania Higher Educ. Fac. Auth. Rev.
   (UPMC Health Systems)                                6.00%      1/15/2031              5,000    5,094
Pennsylvania Housing Finance Agency Rev.                6.15%      10/1/2020              5,000    5,250
Pennsylvania Housing Finance Agency Rev.                5.40%      10/1/2024              5,590    5,780
Pennsylvania Housing Finance Agency Rev.                5.35%      10/1/2031             13,000   13,054
Pennsylvania Housing Finance Agency Rev.                5.25%       4/1/2021              5,000    5,016
Pennsylvania IDA Auth. Rev. (Economic Dev.)             5.50%       7/1/2016  (2)        14,865   16,194
Pennsylvania IDA Auth. Rev. (Economic Dev.)             5.50%       7/1/2017  (2)         7,000    7,578
Pennsylvania IDA Auth. Rev. (Economic Dev.)             5.50%       7/1/2018  (2)         7,630    8,200
Pennsylvania IDA Auth. Rev. (Economic Dev.)             5.50%       7/1/2019  (2)         6,340    6,764
Pennsylvania IDA Auth. Rev. (Economic Dev.)             5.50%       7/1/2020  (2)         4,495    4,765
Pennsylvania IDA Auth. Rev. (Economic Dev.)             5.50%       7/1/2021  (2)         6,500    6,846
Pennsylvania Intergovernmental Cooperation Auth. Rev.   7.00%      6/15/2005  (3)(Prere.) 2,250    2,525
Pennsylvania Intergovernmental Cooperation Auth. Rev.   5.25%      6/15/2013  (3)        10,000   10,648
Pennsylvania Intergovernmental Cooperation Auth. Rev.   5.625%     6/15/2013  (3)         2,605    2,819
Pennsylvania Intergovernmental Cooperation Auth. Rev.   5.25%      6/15/2014  (3)        10,765   11,406
Pennsylvania Intergovernmental Cooperation Auth. Rev.   5.25%      6/15/2017  (3)         7,830    8,151
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.      5.125%     12/1/2016  (2)         1,735    1,813
Pennsylvania Turnpike Comm. Rev.                        5.50%      12/1/2002 (3)(Prere.)*16,000   16,324
Pennsylvania Turnpike Comm. Rev.                        5.75%      12/1/2002  (2)(Prere.)10,000   10,202
Pennsylvania Turnpike Comm. Rev.                        5.50%      12/1/2013  (3)         5,000    5,624
Pennsylvania Turnpike Comm. Rev.                        5.625%      6/1/2012  (3)         9,000   10,110
Pennsylvania Turnpike Comm. Rev.                        5.625%      6/1/2013  (3)         8,000    8,944
Pennsylvania Turnpike Comm. Rev.                        5.375%     7/15/2013  (2)         2,810    3,088
Pennsylvania Turnpike Comm. Rev.                        5.375%     7/15/2014  (2)         5,350    5,822
Pennsylvania Turnpike Comm. Rev.                        5.375%     7/15/2015  (2)         6,370    6,898
Pennsylvania Turnpike Comm. Rev.                        5.375%     7/15/2016  (2)         1,000    1,075
Pennsylvania Turnpike Comm. Rev.                        5.375%     7/15/2017  (2)         3,070    3,281
Pennsylvania Turnpike Comm. Rev.                        5.375%     7/15/2018  (2)         1,505    1,598
Pennsylvania Turnpike Comm. Rev.                        5.375%     7/15/2019  (2)         2,500    2,639
Pennsylvania Turnpike Comm. Rev.                         5.50%     7/15/2032  (2)        12,010   12,556
Pennsylvania Turnpike Comm. Rev. VRDO                    1.20%     12/2/2002              7,100    7,100
Philadelphia PA Gas Works Rev.                           5.25%      7/1/2011  (4)         3,965    4,273
Philadelphia PA Gas Works Rev.                          5.375%      7/1/2012  (4)         4,000    4,335
Philadelphia PA Gas Works Rev.                          5.375%      7/1/2014  (4)         4,310    4,617
Philadelphia PA GO                                      6.00%     11/15/2010  (3)         1,065    1,163
Philadelphia PA GO                                      6.00%     11/15/2011  (3)         1,145    1,248
Philadelphia PA GO                                      6.00%     11/15/2012  (3)         1,270    1,383
Philadelphia PA GO                                      6.00%     11/15/2013  (3)           715      780
Philadelphia PA GO                                      5.25%      3/15/2014  (4)         1,750    1,856
Philadelphia PA GO                                      5.25%      3/15/2015  (4)         2,600    2,743
Philadelphia PA GO                                      5.00%      5/15/2020  (1)         8,000    8,057
Philadelphia PA GO                                      5.25%      9/15/2014  (4)         7,460    7,976
Philadelphia PA GO                                      5.25%      9/15/2015  (4)         4,775    5,078
Philadelphia PA GO                                      5.25%      9/15/2016  (4)         6,425    6,787
------------------------------------------------------------------------------------------------------

26

                                                                                           FACE   MARKET
                                                                    MATURITY             AMOUNT   VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND              COUPON           DATE              (000)    (000)
------------------------------------------------------------------------------------------------------
Philadelphia PA GO                                      5.25%      9/15/2017  (4)         9,155    9,612
Philadelphia PA GO                                      5.25%      9/15/2018  (4)         2,135    2,228
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
  (Children's Hosp. of Philadelphia) VRDO               1.20%      12/2/2002   (1)        7,800    7,800
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
  (Children's Hosp. of Philadelphia) VRDO               1.20%      12/2/2002             11,500   11,500
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
  (Children's Hosp. of Philadelphia) VRDO               1.20%      12/2/2002  (1)         4,800    4,800
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
  (Jefferson Health System)                             5.125%     5/15/2018  (2)         5,700    5,790
Philadelphia PA IDA Rev. (Philadelphia Airport System)  5.75%      6/15/2010  (3)         4,440    4,950
Philadelphia PA IDA Rev. (Philadelphia Airport System)  5.375%     6/15/2012  (3)         1,000    1,063
Philadelphia PA IDA Rev. (Philadelphia Airport System)  5.50%      6/15/2013  (3)         1,030    1,108
Philadelphia PA IDA Rev. (Philadelphia Airport System)  5.50%      6/15/2014  (3)         1,090    1,167
Philadelphia PA IDA Rev. (Philadelphia Airport System)  5.25%      6/15/2015  (3)         5,695    6,066
Philadelphia PA IDA Rev. (Philadelphia Airport System)  5.50%      6/15/2015  (3)         1,150    1,226
Philadelphia PA IDA Rev. (Philadelphia Airport System)  5.50%      6/15/2016  (3)         1,210    1,282
Philadelphia PA IDA Rev. (Philadelphia Airport System)  5.50%      6/15/2017  (3)         1,280    1,347
Philadelphia PA IDA Rev. (Philadelphia Airport System)  5.50%      6/15/2018  (3)         1,350    1,409
Philadelphia PA IDA Rev. (Philadelphia Airport System)  5.50%       7/1/2012  (3)         5,505    5,993
Philadelphia PA IDA Rev. (Philadelphia Airport System)  5.375%      7/1/2013  (3)        10,000   10,490
Philadelphia PA IDA Rev. (Philadelphia Airport System)  5.50%       7/1/2013  (3)         5,825    6,274
Philadelphia PA IDA Rev. (Philadelphia Airport System)  5.50%       7/1/2014  (3)         6,155    6,600
Philadelphia PA IDA Rev. (Philadelphia Airport System)  5.50%       7/1/2015  (3)         6,435    6,869
Philadelphia PA IDA Rev. (Philadelphia Airport System)  5.50%       7/1/2016  (3)         5,000    5,306
Philadelphia PA IDA Rev. (Philadelphia Airport System)  5.50%       7/1/2018  (3)         4,000    4,182
Philadelphia PA IDA Rev. (Philadelphia Airport System)  5.125%      7/1/2028  (3)        14,000   13,799
Philadelphia PA Parking Auth. Rev.                      5.125%     2/15/2024  (2)         1,045    1,051
Philadelphia PA Parking Auth. Rev.                      5.40%       9/1/2011  (2)         4,520    4,963
Philadelphia PA Parking Auth. Rev.                      5.40%       9/1/2012  (2)         5,990    6,563
Philadelphia PA Parking Auth. Rev.                      5.40%       9/1/2015  (2)         6,350    6,798
Philadelphia PA Parking Auth. Rev.                      5.50%       9/1/2018  (2)         4,250    4,528
Philadelphia PA Parking Auth. Rev.                      5.25%       9/1/2029  (4)         3,530    3,582
Philadelphia PA Redev. Auth. Rev.                       5.50%      4/15/2015  (3)         3,000    3,273
Philadelphia PA Redev. Auth. Rev.                       5.50%      4/15/2017  (3)         2,255    2,428
Philadelphia PA Redev. Auth. Rev.                       5.50%      4/15/2019  (3)         2,815    2,991
Philadelphia PA Redev. Auth. Rev.                       5.50%      4/15/2020  (3)         2,000    2,114
Philadelphia PA Redev. Auth. Rev.                       5.50%      4/15/2022  (3)         5,275    5,527
Philadelphia PA School Dist. GO                         5.75%       2/1/2011  (4)         5,800    6,536
Philadelphia PA School Dist. GO                         5.25%       2/1/2012  (4)         1,000    1,094
Philadelphia PA School Dist. GO                         5.75%       2/1/2012  (4)         7,420    8,306
Philadelphia PA School Dist. GO                         5.50%       2/1/2013  (4)         1,800    1,988
Philadelphia PA School Dist. GO                         5.75%       2/1/2013  (4)         2,500    2,787
Philadelphia PA School Dist. GO                         5.50%       2/1/2014  (4)         2,500    2,735
Philadelphia PA School Dist. GO                         5.50%       2/1/2015  (4)         2,000    2,179
Philadelphia PA School Dist. GO                         5.50%       2/1/2016  (4)         4,520    4,888
Philadelphia PA School Dist. GO                         5.50%       2/1/2017  (4)         2,000    2,150
Philadelphia PA School Dist. GO                         5.50%       2/1/2018  (4)         1,000    1,068
Philadelphia PA School Dist. GO                         5.50%       2/1/2031  (4)         6,200    6,444
Philadelphia PA School Dist. GO                         5.25%       4/1/2017  (1)         3,000    3,119
Philadelphia PA School Dist. GO                         5.375%      4/1/2027  (2)         1,490    1,514
Philadelphia PA School Dist. GO                         5.625%      8/1/2017  (3)         1,000    1,084
------------------------------------------------------------------------------------------------------

27

                                                                                           FACE   MARKET
                                                                    MATURITY             AMOUNT   VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND              COUPON           DATE              (000)    (000)
------------------------------------------------------------------------------------------------------
Philadelphia PA School Dist. GO                         5.625%      8/1/2019  (3)         6,500    6,963
Philadelphia PA School Dist. GO                         5.625%      8/1/2020  (3)         6,000    6,398
Philadelphia PA School Dist. GO                         5.625%      8/1/2022  (3)         1,000    1,057
Philadelphia PA School Dist. GO                         5.50%       9/1/2005  (2)(Prere.) 1,150    1,277
Philadelphia PA School Dist. GO                         5.50%       9/1/2015  (2)         9,330   10,057
Philadelphia PA School Dist. GO                         5.50%       9/1/2018  (2)         4,000    4,236
Philadelphia PA School Dist. GO                         5.50%       9/1/2025  (2)        14,750   15,207
Philadelphia PA School Dist. TRAN                       2.75%      6/30/2003              5,000    5,042
Philadelphia PA Water & Waste Water Rev.                5.25%      11/1/2016  (3)         5,040    5,360
Philadelphia PA Water & Waste Water Rev.                5.25%      11/1/2017  (3)         5,460    5,767
Philadelphia PA Water & Waste Water Rev.                5.375%     11/1/2018  (3)         6,780    7,189
Philadelphia PA Water & Waste Water Rev.                5.375%     11/1/2019  (3)         4,155    4,375
Philadelphia PA Water & Waste Water Rev.                5.25%     12/15/2014  (2)         7,100    7,771
Philadelphia PA Water & Waste Water Rev.                7.00%      6/15/2010  (3)        33,865   40,868
Philadelphia PA Water & Waste Water Rev.                7.00%      6/15/2011  (3)        35,685   43,541
Philadelphia PA Water & Waste Water Rev.                6.25%       8/1/2011  (1)         3,750    4,387
Philadelphia PA Water & Waste Water Rev.                5.50%       8/1/2014  (1)        12,900   13,936
Philadelphia PA Water & Waste Water Rev.                5.60%       8/1/2018  (1)         5,920    6,346
Pine-Richland School Dist. PA GO                        5.50%       9/1/2006  (4)(Prere.) 3,430    3,805
Pittsburgh PA GO                                        5.75%       9/1/2009  (3)(Prere.) 4,505    5,162
Pittsburgh PA GO                                        6.00%       9/1/2009  (3)(Prere.) 4,450    5,166
Pittsburgh PA GO                                        5.50%       9/1/2013  (2)        10,965   12,137
Pittsburgh PA GO                                        5.125%       9/1/2014  3)         8,435    8,847
Pittsburgh PA GO                                        5.50%       9/1/2014  (2)        12,000   13,388
Pittsburgh PA GO                                        5.125%      9/1/2015  (3)         6,395    6,674
Pittsburgh PA GO                                        5.50%       9/1/2015  (2)         4,140    4,519
Pittsburgh PA GO                                        5.25%       9/1/2017  (3)         4,980    5,177
Pittsburgh PA Public Parking Auth. Rev.                 5.875%1     2/1/2012  (3)         8,200    8,366
Pittsburgh PA School Dist. GO                           5.25%       3/1/2008  (3)(Prere.) 7,000    7,732
Pittsburgh PA School Dist. GO                           5.25%       3/1/2008  (3)(Prere.) 5,200    5,743
Pittsburgh PA School Dist. GO                           5.35%       3/1/2008  (3)(Prere.) 3,510    3,894
Pittsburgh PA School Dist. GO                           0.00%       8/1/2009  (2)         4,000    3,122
Pittsburgh PA School Dist. GO                           5.50%       9/1/2009  (4)(Prere.) 2,680    3,031
Pittsburgh PA School Dist. GO                           5.50%       9/1/2009  (4)(Prere.) 2,985    3,376
Pittsburgh PA School Dist. GO                           5.375%      9/1/2013  (4)         5,000    5,545
Pittsburgh PA School Dist. GO                           5.375%      9/1/2014  (4)         1,755    1,938
Pittsburgh PA School Dist. GO                           5.50%       9/1/2016  (4)         4,000    4,455
Pittsburgh PA School Dist. GO                           5.50%       9/1/2017  (4)         3,745    4,158
Pittsburgh PA School Dist. GO                           5.50%       9/1/2018  (4)         2,880    3,182
Pittsburgh PA Water & Sewer Auth. Rev.                  7.625%      9/1/2004  (3)(ETM)    3,555    3,807
Pittsburgh PA Water & Sewer Auth. Rev.                  7.25%       9/1/2014  (3)(ETM)   25,210   31,030
Pittsburgh PA Water & Sewer Auth. Rev.                  5.00%       9/1/2019  (4)         1,920    1,941
Pittsburgh PA Water & Sewer Auth. Rev.                  0.00%       9/1/2027  (3)        12,765    3,245
Pittsburgh PA Water & Sewer Auth. Rev.                  0.00%       9/1/2028  (3)         8,965    2,148
Pittsburgh PA Water & Sewer Auth. Rev.                  0.00%       9/1/2029  (3)        31,755    7,176
Reading PA School Dist. GO                              0.00%      1/15/2015  (3)         9,260    4,968
Reading PA School Dist. GO                              0.00%      1/15/2016  (3)         9,270    4,637
Sayre PA Health Care Fac. Auth. Rev.
  (Guthrie Health Care System)                          6.25%      12/1/2013              2,000    2,197
Sayre PA Health Care Fac. Auth. Rev.
  (Guthrie Health Care System)                          6.25%      12/1/2014              1,925    2,101
--------------------------------------------------------------------------------------------------------

                                                                                           FACE   MARKET
                                                                    MATURITY             AMOUNT   VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND              COUPON           DATE              (000)    (000)
--------------------------------------------------------------------------------------------------------
Sayre PA Health Care Fac. Auth. Rev.
  (Guthrie Health Care System)                           6.25%     12/1/2015              2,045    2,217
Sayre PA Health Care Fac. Auth. Rev.
  (Guthrie Health Care System)                           6.25%     12/1/2016              3,225    3,469
Sayre PA Health Care Fac. Auth. Rev.
  (Guthrie Health Care System)                           6.25%     12/1/2017              6,640    7,095
Sayre PA Health Care Fac. Auth. Rev.
  (Guthrie Health Care System)                           6.25%     12/1/2018              2,500    2,661
Sayre PA Health Care Fac. Auth. Rev.
  (Guthrie Health Care System)                           5.75%     12/1/2021              3,000    3,039
Sayre PA Health Care Fac. Auth. Rev.
  (Guthrie Health Care System)                           5.875%    12/1/2031             12,500   12,670
Sayre PA Health Care Fac. Auth. Rev. (VHA of Pennsylvania,
  Pooled Capital Asset Financial Program) VRDO           1.20%     12/6/2002  (2)         4,800    4,800
Sayre PA Health Care Fac. Auth. Rev. (VHA of Pennsylvania,
  Pooled Capital Asset Financial Program) VRDO           1.20%     12/6/2002  (2)         2,800    2,800
Sayre PA Health Care Fac. Auth. Rev. (VHA of Pennsylvania,
  Pooled Capital Asset Financial Program) VRDO           1.20%     12/6/2002  (2)           500      500
Scranton-Lackawanna PA Health & Welfare Auth. Rev.
  (Mercy Health System)                                 5.625%      1/1/2016  (1)         5,490    5,780
Scranton-Lackawanna PA Health & Welfare Auth. Rev.
  (Mercy Health System)                                  5.70%      1/1/2023  (1)         9,205    9,675
Seneca Valley PA School Dist. GO                        5.125%      1/1/2015  (1)         1,275    1,348
Seneca Valley PA School Dist. GO                        5.125%      1/1/2016  (1)         1,580    1,657
South Fork PA Hosp. Auth. Rev. (Conemaugh Valley Hosp.) 5.625%      7/1/2010  (6) *       2,300    2,529
South Fork PA Hosp. Auth. Rev. (Conemaugh Valley Hosp.)  5.75%      7/1/2018  (6)         7,000    7,830
South Fork PA Hosp. Auth. Rev.
  (Conemaugh Valley Hosp.) VRDO                          1.13%     12/2/2002  (1)         2,100    2,100
Southcentral Pennsylvania General Auth. Rev.
  (Wellspan Health)                                      5.25%     5/15/2031  (1)         2,500    2,511
Southeastern Pennsylvania Transp. Auth. Rev.             5.45%      3/1/2011  (3)         3,730    4,104
Southeastern Pennsylvania Transp. Auth. Rev.            5.375%      3/1/2017  (3)         2,500    2,646
Southeastern Pennsylvania Transp. Auth. Rev.            5.375%      3/1/2022  (3)        15,825   16,250
Spring-Ford PA Area School Dist. GO                      5.50%      9/1/2016  (4)         1,770    1,909
St. Mary's Hosp. Auth. Bucks County PA Rev.
  (Catholic Health Initiatives)                         5.375%      6/1/2008(Prere.)      2,525    2,824
St. Mary's Hosp. Auth. Bucks County PA Rev.
  (Catholic Health Initiatives)                         5.375%      6/1/2008(Prere.)      2,340    2,617
Stroudsburg PA Area School Dist.                         5.00%      4/1/2016  (4)         1,295    1,345
Stroudsburg PA Area School Dist.                         5.00%      4/1/2017  (4)         1,360    1,403
Swarthmore Borough Auth. PA College Rev.                 5.25%     9/15/2015              2,445    2,629
Univ. Area PA Joint Auth. Sewer Rev.                     5.00%     11/1/2012  (1)         1,505    1,617
Univ. Area PA Joint Auth. Sewer Rev.                     5.00%     11/1/2013  (1)         1,580    1,684
Univ. Area PA Joint Auth. Sewer Rev.                     5.00%     11/1/2014  (1)         1,655    1,745
Univ. of Pittsburgh of the Commonwealth System of
  Higher Educ. Pennsylvania (Univ. Capital Project)VRDO  5.25%      6/1/2017  (3)         6,995    7,308
Univ. of Pittsburgh of the Commonwealth System of
  Higher Educ. Pennsylvania (Univ. Capital Project)VRDO  1.25%     12/6/2002                800      800
Univ. of Pittsburgh PA Rev.                              5.50%      6/1/2010  (1)         5,285    5,817
Univ. of Pittsburgh PA Rev.                              5.50%      6/1/2014  (1)        11,780   12,827
Upper Darby PA School Dist. GO                           5.00%      5/1/2019  (2)         5,970    6,048
Warwick PA School Dist. GO                              5.375%     2/15/2015  (3)         2,435    2,622
--------------------------------------------------------------------------------------------------------

                                                                                           FACE   MARKET
                                                                    MATURITY             AMOUNT   VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND              COUPON           DATE              (000)    (000)
--------------------------------------------------------------------------------------------------------
Warwick PA School Dist. GO                              5.375%     2/15/2016  (3)         2,570    2,748
Washington County PA Hosp. Auth. Rev.
  (Shadyside Hosp.)                                     5.875%    12/15/2002  (2)(Prere.)22,000   22,484
Washington County PA Hosp. Auth. Rev.
  (Washington Hosp.)                                     5.25%      7/1/2010  (2)         1,750    1,877
Washington County PA Hosp. Auth. Rev.
  (Washington Hosp.)                                    5.125%      7/1/2011  (2)         1,840    1,948
Washington County PA Hosp. Auth. Rev.
  (Washington Hosp.)                                    5.125%      7/1/2012  (2)         1,935    2,061
Washington County PA Hosp. Auth. Rev.
  (Washington Hosp.)                                    5.25%       7/1/2013  (2)         2,035    2,207
Washington County PA Hosp. Auth. Rev.
  (Washington Hosp.)                                    5.375%      7/1/2014  (2)         1,640    1,787
Washington County PA Hosp. Auth. Rev.
  (Washington Hosp.)                                    5.375%      7/1/2015  (2)         2,250    2,447
Washington County PA Hosp. Auth. Rev.
  (Washington Hosp.)                                    5.50%       7/1/2016  (2)         2,375    2,617
West Allegheny PA School Dist. GO                       6.25%       2/1/2014  (2)           320      321
West Cornwall Township PA Muni. Auth. College Rev.
  (Elizabethtown College)                               6.00%     12/15/2022              2,650    2,709
West Cornwall Township PA Muni. Auth. College Rev.
  (Elizabethtown College)                               6.00%     12/15/2027              2,000    2,036
West Jefferson Hills PA School Dist. GO                 5.20%       8/1/2017  (4)         1,955    2,047
West Jefferson Hills PA School Dist. GO                 5.20%       8/1/2018  (4)         2,060    2,144
West Mifflin PA School Dist. GO                         5.625%     8/15/2005  (3)(Prere.) 7,000    7,656
Westmoreland County PA Muni. Auth. Rev.                 6.125%      7/1/2017  (1)(ETM)    8,205    9,594
Westmoreland County PA Muni. Auth. Service Water Rev.   0.00%      8/15/2015  (3)         5,000    2,739
Westmoreland County PA Muni. Auth. Service Water Rev.   0.00%      8/15/2023  (1)         5,000    1,622
Westmoreland County PA Muni. Auth. Service Water Rev.   0.00%      8/15/2024  (3)         4,000    1,226
York County PA Hosp. Auth. Rev. (York Hosp.)            5.25%       7/1/2017  (2)         3,500    3,590
York County PA Hosp. Auth. Rev. (York Hosp.)            5.25%       7/1/2023  (2)         8,675    8,727
York County PA Solid Waste & Refuse Auth. Rev.          5.50%      12/1/2013  (3)         6,750    7,574
York County PA Solid Waste & Refuse Auth. Rev.          5.50%      12/1/2014  (3)         4,050    4,526
Outside Pennsylvania:
Puerto Rico GO                                          5.50%       7/1/2017 (10)        10,000   11,186
Puerto Rico GO                                          5.50%       7/1/2018             10,000   10,888
Puerto Rico GO                                          5.50%       7/1/2029             10,000   10,503
Puerto Rico Govt. Dev. Bank VRDO                        1.02%      12/6/2002  (1)        12,470   12,470
--------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $2,262,277)                                                                            2,392,638
--------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.4%)
--------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                              39,182
Liabilities                                                                                      (6,261)
                                                                                                --------
                                                                                                  32,921
                                                                                                --------
--------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                             $2,425,559
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
*See Note A in Notes to Financial Statements.

*Securities with a value of $4,179,000 have been segregated as initial margin for open futures contracts.

For key to abbreviations and other references, see page 31.
--------------------------------------------------------------------------------

AT NOVEMBER 30, 2002, NET ASSETS CONSISTED OF:
Paid-in Capital--Note E                                               $2,287,082
Undistributed Net Investment Income                                          --
Accumulated Net Realized Gains--Note E                                     7,852
Unrealized Appreciation--Note F
  Investment Securities                                                  130,361
  Futures Contracts                                                          264
--------------------------------------------------------------------------------
NET ASSETS                                                            $2,425,559
================================================================================

Investor Shares--Net Assets
Applicable to 139,161,159 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                           $1,598,326
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                $11.49
================================================================================

Admiral Shares--Net Assets

Applicable  to  72,024,608  outstanding  $.001  par value  shares of  beneficial interest
  (unlimited authorization)                                             $827,233
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                $11.49
================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
FR--Floating Rate.
GAN--Grant Anticipation Note.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.

The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

Statement of Operations

This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.

                                       Pennsylvania                 Pennsylvania
                                         Tax-Exempt                    Long-Term
                                  Money Market Fund              Tax-Exempt Fund
--------------------------------------------------------------------------------
                                            Year Ended November 30, 2002
--------------------------------------------------------------------------------
                                              (000)                        (000)

INVESTMENT INCOME
Income
  Interest                                  $35,193                    $ 116,899
--------------------------------------------------------------------------------
    Total Income 35,193 116,899
--------------------------------------------------------------------------------
Expenses
  The Vanguard Group--Note B
    Investment Advisory Services                287                          282
    Management and Administrative
      Investor Shares                         3,206                        2,341
      Admiral Shares                             --                          747
    Marketing and Distribution
      Investor Shares                           480                          228
      Admiral Shares                             --                           81
Custodian Fees                                   13                           20
Auditing Fees                                     8                           11
Shareholders' Reports and Proxies
  Investor Shares                                23                           25
  Admiral Shares                                 --                            2
Trustees' Fees and Expenses                       2                            2
--------------------------------------------------------------------------------
  Total Expenses                              4,019                        3,739
  Expenses Paid Indirectly--Note C               --                        (203)
--------------------------------------------------------------------------------
  Net Expenses                                4,019                        3,536
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                        31,174                      113,363
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                    213                       15,258
  Futures Contracts -- (1,831)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                        213                       13,427
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                          --                       20,266
  Futures Contracts                              --                          483
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) --                       20,749
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 $31,387                     $147,539
================================================================================

Statement of Changes in Net Assets

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

------------------------------------------------------------------------------------------------------
                                                    PENNSYLVANIA                      PENNSYLVANIA
                                                     TAX-EXEMPT                        LONG-TERM
                                                  MONEY MARKET FUND                 TAX-EXEMPT FUND
------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED NOVEMBER 30,
------------------------------------------------------------------------------------------------------
                                                       2002        2001              2002         2001
                                                      (000)       (000)             (000)        (000)
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                             $ 31,174    $ 64,558        $  113,363   $  107,698
 Realized Net Gain (Loss)                               213       (277)            13,427        7,597
 Change in Unrealized Appreciation (Depreciation)        --          --            20,749       58,338
------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
    Resulting from Operations                       31,387       64,281           147,539      173,633
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                             (31,174)    (64,558)          (75,432)     (92,964)
 Investor Shares                                                                 (37,931)     (14,734)
 Admiral Shares                                          --          --
Realized Capital Gain*                                   --          --                             --
  Investor Shares                                                                 (5,324)
  Admiral Shares                                         --          --           (2,538)           --
------------------------------------------------------------------------------------------------------
   Total Distributions                             (31,174)    (64,588)         (121,225)    (107,698)
------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS - Note G
  Investor Shares                                    20,788     300,242            37,612    (441,232)
  Admiral Shares                                         --          --            89,592     724,847
------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) from
    Capital Share Transactions                       20,788     300,242           127,204      283,615
------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                         21,001     299,965           153,518      349,550
------------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                              2,427,368   2,127,403         2,272,041    1,922,491
------------------------------------------------------------------------------------------------------
 End of Period                                   $2,448,369  $2,427,368        $2,425,559   $2,272,041
======================================================================================================


*Includes  fiscal  2002  short-term  gain  distributions   totaling  $1,473,000.
Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.




------------------------------------------------------------------------------------------------------
                                                             PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND
                                                                      YEAR ENDED NOVEMBER 30,
                                                       -----------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2002     2001     2000     1999      1998
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $1.00    $1.00    $1.00    $1.00     $1.00
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .013     .028     .038     .030      .033
 Net Realized and Unrealized Gain (Loss) on Investments       --       --       --        --       --
------------------------------------------------------------------------------------------------------
  Total from Investment Operations                         .013     .028     .038     .030      .033
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (.013)   (.028)   (.038)   (.030)    (.033)
 Distributions from Realized Capital Gains                    --       --       --       --        --
------------------------------------------------------------------------------------------------------
 Total Distributions                                      (.013)   (.028)   (.038)   (.030)    (.033)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $1.00    $1.00    $1.00    $1.00     $1.00
======================================================================================================
TOTAL RETURN                                               1.32%    2.89%    3.91%    3.06%     3.33%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $2,248   $2,427   $2,127   $1,96300  $1,869
 Ratio of Total Expenses to Average Net Assets             0.17%    0.18%    0.18%    0.19%     0.20%
 Ratio of Net Investment Income to Average Net Assets      1.32%    2.82%    3.83%    3.01%     3.27%
======================================================================================================

------------------------------------------------------------------------------------------------------
                                               PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
                                                                      YEAR ENDED NOVEMBER 30,
                                                       -----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2002     2001     2000      1999     1998
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $11.36   $10.98   $10.65    $11.51   $11.27
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .550     .593     .582      .592     .598
 Net Realized and Unrealized Gain (Loss) on Investments     .170     .360    (.827)     .300     .110
------------------------------------------------------------------------------------------------------
  Total from Investment Operations                          .720     .953    (.245)     .892     .708
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (.550)   (.570)   (.584)    (.578)   (.597)
 Distributions from Realized Capital Gains                (.040)       --       --    (.092)       --
------------------------------------------------------------------------------------------------------
Total Distributions                                        (.590)   (.570)   (.584)    (.670)   (.597)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $11.49   $11.36   $10.98    $10.65   $11.51
======================================================================================================
TOTAL RETURN                                               6.49%    8.79%    8.86%    -1.74%    7.60%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $1,598   $1,543   $1,922   $1,870    $1,944
 Ratio of Total Expenses to Average Net Assets             0.18%    0.20%    0.19%     0.19%    0.20%
 Ratio of Net Investment Income to Average Net Assets      4.81%    5.04%    5.45%     5.20%    5.23%
 Portfolio Turnover Rate                                     15%      13%      11%       13%      19%
======================================================================================================

------------------------------------------------------------------------------------------------------
PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
                                                                      YEAR ENDED           MAY 14* TO
                                                                        NOV. 30,             NOV. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                              2002                 2001
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $11.36              $11.18
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                      .556                 .312
 Net Realized and Unrealized Gain (Loss) on Investments                     .170                 .180
-----------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          .726                 .492
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                     (.556)               (.312)
 Distributions from Realized Capital Gains                                (.040)                   --
-----------------------------------------------------------------------------------------------------
Total Distributions                                                       (.596)               (.312)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $11.49               $11.36
=====================================================================================================
TOTAL RETURN                                                               6.54%                4.43%
-----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                       $827                 $729
 Ratio of Total Expenses to Average Net Assets                             0.12%                0.15%
 Ratio of Net Investment Income to Average Net Assets                      4.86%                4.98%
 Portfolio Turnover Rate                                                     15%                  13%
=====================================================================================================
*Inception.
**Annualized.


NOTES TO FINANCIAL STATEMENTS

Vanguard Pennsylvania Tax-Exempt Funds comprise the Pennsylvania Tax-Exempt Money Market Fund and Pennsylvania Long-Term Tax-Exempt Fund (formerly known as Pennsylvania Insured Long-Term Tax-Exempt Fund), each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Pennsylvania.

     The Long-Term Tax-Exempt Fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on May 14, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. The Tax-Exempt Money Market Fund offers only Investor Shares.

     A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. Security Valuation: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. Futures Contracts: The Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. Other: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2002, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                               Capital Contribution   Percentage   Percentage of
                                        to Vanguard      of Fund      Vanguard's
Pennsylvania Tax-Exempt Fund                  (000)   Net Assets  Capitalization
--------------------------------------------------------------------------------
Money Market                                   $463           0.02%        0.46%
Long-Term                                       471           0.02         0.47

The funds' trustees and officers are also directors and officers of Vanguard.


C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended November 30, 2002, these arrangements reduced the Long-Term Tax-Exempt Fund's management and administrative expenses by $190,000 and custodian fees by $13,000. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

D. During the year ended November 30, 2002, the Long-Term Tax-Exempt Fund purchased $351,311,000 of investment securities and sold $401,852,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Long-Term Tax-Exempt Fund had realized losses totaling $3,907,000 through November 30, 2002, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F).

     The Long-Term Tax-Exempt Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $1,319,000 from accumulated net realized gains to paid-in capital. At November 30, 2002, the fund had capital gains of $11,805,000 available for distribution.


F. At November 30, 2002, net unrealized appreciation of Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $126,454,000, consisting of unrealized gains of $130,584,000 on securities that had risen in value since their purchase and $4,130,000 in unrealized losses on securities that had fallen in value since their purchase (see Note E).

     At November 30, 2002, the aggregate settlement value of open futures contracts expiring through March 2003 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                (000)
--------------------------------------------------------------------------------
                                              Number of  Aggregate    Unrealized
                                           Long (Short) Settlement  Appreciation
Pennsylvania Tax-Exempt Fund/Futures
                          Contracts          Contracts    Value   (Depreciation)
--------------------------------------------------------------------------------
Long-Term/10-Year U.S. Treasury Note             (355)   $39,444            $264
--------------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for federal income tax purposes.

G. Capital share transactions for each class of shares were:

------------------------------------------------------------------------------------------------------------
                                                           Year Ended November 30,
                                      ----------------------------------------------------------------------
                                                      2002                                2001
                                           -----------------------------       -----------------------------
                                                Amount       Shares                   Amount          Shares
Pennsylvania Tax-Exempt Fund                     (000)        (000)                    (000)           (000)
--------------------------------------------------------------------------------
MONEY MARKET
  Issued                                   $ 2,135,686    2,135,686              $ 2,364,019       2,364,019
  Issued in Lieu of Cash Distributions          29,146       29,146                   60,568          60,568
  Redeemed                                 (2,144,044)  (2,144,044)              (2,124,345)     (2,124,345)
    Net Increase (Decrease)                     20,788      20,788                   300,242         300,242
--------------------------------------------------------------------------------
LONG-TERM
Investor Shares
  Issued                                     $ 308,034       26,966                $ 420,131          37,085
  Issued in Lieu of Cash Distributions          58,019        5,082                   63,050           5,572
  Redeemed                                   (328,441)     (28,779)                (924,413)        (81,844)
    Net Increase (Decrease)--Investor Shares    37,612        3,269                (441,232)        (39,187)
Admiral Shares
  Issued                                       224,041       19,625                  748,288          66,219
  Issued in Lieu of Cash Distributions          27,783        2,433                   10,019             877
  Redeemed                                   (162,232)     (14,208)                 (33,460)         (2,922)
    Net Increase (Decrease)--Admiral Shares     89,592        7,850                 724,847           64,174
------------------------------------------------------------------------------------------------------------


38

REPORT OF INDEPENDENT ACCOUNTANTs

To the Shareholders and Trustees of Vanguard Pennsylvania Tax-Exempt Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pennsylvania Tax-Exempt Money Market Fund and Pennsylvania Long-Term Tax-Exempt Fund (constituting Vanguard Pennsylvania Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 31, 2002


--------------------------------------------------------------------------------
Special 2002 Tax Information
  (unaudited) for Vanguard Pennsylvania Tax-Exempt Funds

This information for the fiscal year ended November 30, 2002, is included pursuant to provisions of the Internal Revenue Code.

     The Pennsylvania Long-Term Tax-Exempt Fund distributed $7,708,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

     Each fund designates 100% of its income dividends as exempt-interest dividends.

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES
JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmerisourceBergen Corp., Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS
R. GREGORY BARTON, Secretary; Managing Director-Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS
James H. Gately, Direct Investor Services.
Kathleen C. Gubanich, Human Resources.
Ian A. MacKinnon, Fixed Income Group.
F. William McNabb, III, Institutional Investor Group.
Michael S. Miller, Planning and Development.
Ralph K. Packard, Chief Financial Officer.
George U. Sauter, Quantitative Equity Group.
--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive, 1974-1996.
--------------------------------------------------------------------------------
Vanguard, The Vanguard Group, Vanguard.com, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

                                                              The Vanguard Group
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

ABOUT OUR COVER

The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
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ACCOUNT SERVICES
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SERVICES
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                                                (C)2003 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q770 012003